UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                               FORM N-CSR

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-21413

Name of Fund:  BlackRock Floating Rate Income Strategies Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
         Officer, BlackRock Floating Rate Income Strategies Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 08/31/06

Date of reporting period: 09/01/05 - 08/31/06

Item 1 -   Report to Stockholders


ALTERNATIVES   BLACKROCK SOLUTIONS   EQUITIES   FIXED INCOME   LIQUIDITY
REAL ESTATE


BlackRock Floating Rate
Income Strategies Fund, Inc.


ANNUAL REPORT   AUGUST 31, 2006


(BLACKROCK logo)


NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE



BlackRock Floating Rate Income Strategies Fund, Inc. seeks a high current income and such preservation of capital as is consistent with investment in a diversified, leveraged portfolio consisting primarily of floating rate debt securities and instruments.

This report, including the financial information herein, is transmitted for use only to the shareholders of BlackRock Floating Rate Income Strategies Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. Past performance results shown in this report should not be considered a representation of future performance. The Fund leverages its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.blackrock.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


BlackRock Floating Rate
Income Strategies Fund, Inc.
Box 9011
Princeton, NJ 08543-9011


(GO PAPERLESS...logo)
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BlackRock Floating Rate Income Strategies Fund, Inc.


The Benefits and Risks of Leveraging


BlackRock Floating Rate Income Strategies Fund, Inc. utilizes leveraging through borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the income earned by the Fund on its longer-term portfolio investments. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund's Common Stock shareholders will be the beneficiaries of the incremental yield.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue the Preferred Stock) may reduce the Common Stock's yield and negatively impact its market price.
If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced.



BlackRock Privacy Principles


BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.



BLACKROCK FLOATING RATE INCOME STRATEGIES FUND, INC.            AUGUST 31, 2006



A Letter to Shareholders


Dear Shareholder

It is my pleasure to welcome you to BlackRock.

On September 29, 2006, BlackRock, Inc. ("BlackRock") and Merrill Lynch Investment Managers, L.P. ("MLIM") united to form one of the largest asset management firms in the world. Now with more than $1 trillion in assets under management, over 4,000 employees in 18 countries and representation in key markets worldwide, BlackRock's global presence means greater depth and scale to serve you.

The new BlackRock unites some of the finest money managers in the industry. Our ranks include more than 500 investment professionals globally - portfolio managers, research analysts, risk management professionals and traders. With offices strategically located around the world, our investment professionals have in-depth local knowledge and the ability to leverage our global presence and robust infrastructure to deliver focused investment solutions. BlackRock's professional investors are supported by disciplined investment processes and best-in-class technology, ensuring that our portfolio managers are well equipped to research, uncover and capitalize on the opportunities the world's markets have to offer.

The BlackRock culture emphasizes excellence, teamwork and integrity in the management of a variety of equity, fixed income, cash management, alternative investment and real estate products. Our firm's core philosophy is grounded in the belief that experienced investment and risk professionals using disciplined investment processes and sophisticated analytical tools can consistently add value to client portfolios.

As you probably are aware, former MLIM investment products now carry the "BlackRock" name. This is reflected in newspapers and online fund reporting resources. Your account statements will reflect the BlackRock name beginning with the October month-end reporting period. Unless otherwise communicated to you, your funds maintain the same investment objectives that they did prior to the combination of MLIM and BlackRock. Importantly, this union does not affect your brokerage account or your relationship with your financial advisor. Clients of Merrill Lynch remain clients of Merrill Lynch.

We view this combination of asset management leaders as a complementary union that reinforces our commitment to shareholders. Individually, each firm made investment performance its single most important mission. Together, we are even better prepared to capitalize on market opportunities on behalf of our shareholders. Our focus on investment excellence is accompanied by an unwavering commitment to service, enabling us to assist clients, in cooperation with their financial professionals, in working toward their investment goals. We thank you for allowing us the opportunity, and we look forward to serving your investment needs in the months and years ahead as the new BlackRock.


Sincerely,


(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
Vice Chairman
BlackRock, Inc.


   Data, including assets under management, are as of June 30, 2006.



BLACKROCK FLOATING RATE INCOME STRATEGIES FUND, INC.            AUGUST 31, 2006



A Discussion With Your Fund's Portfolio Manager


Strong security selection in several sectors contributed to the Fund's outperformance of its composite benchmark for the fiscal year.


Describe market conditions during the past 12 months.

During the year ended August 31, 2006, the performance of the bank loan market benefited from the rising London InterBank Offered Rate (LIBOR), decreasing spreads and increasing demand for bank loans on the part of collateralized loan obligations (CLOs), which kept prices close to par value. Investors earned total returns consisting mainly of interest payments, as there were only marginal price changes. The three-month LIBOR rose approximately 154 basis points (1.54%) to 5.40% during the 12-month period. Leveraged loans, in which the Fund may invest up to 80% of its assets, returned +6.36% for the 12-month period, as measured by the Credit Suisse Leveraged Loan Index. High yield bonds, in which the Fund may invest up to 20% of its assets, returned +5.41% for the 12-month period, as measured by the Credit Suisse High Yield Index.

Standard and Poor's Leveraged Commentary & Data (LCD) reported a default rate of 1.36% based on the number of loans at the end of August 2006, below the historical average of 3.56%.


How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended August 31, 2006, the Common Stock of Floating Rate Income Strategies Fund, Inc. had net annualized yields of 7.14% and 7.89%, based on a year-end per share net asset value of $19.32 and a per share market price of $17.49, respectively, and $1.380 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +7.92%, based on a change in per share net asset value from $19.35 to $19.32, and assuming reinvestment of all distributions. By comparison, the Fund's unmanaged benchmark, which is comprised 80% of the Credit Suisse Leveraged Loan Index and 20% of the Credit Suisse High Yield Index, posted a total return of +6.18% for the 12-month period.

For the six-month period ended August 31, 2006, the total investment return on the Fund's Common Stock was +3.92%, based on a change in per share net asset value from $19.30 to $19.32, and assuming reinvestment of all distributions. The Fund's composite benchmark returned +3.29% for the six-month period.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.


What factors most influenced Fund performance?

Fund performance during the period benefited from the strong returns of several individual holdings. Our position in a credit of Trico Marine
Services, Inc., a provider of oil and gas field services, contributed positively as the company reported good operating results in connection with heavy workloads in the Gulf of Mexico following Hurricane Katrina. Our holding in Western Forest Products, Inc., a Canadian lumber manufacturer, also enhanced Fund returns. Western Forest Products continued to struggle with a high leverage ratio (a high level of debt), a strong Canadian dollar and weak lumber prices. However, the company redeemed our bond at the call premium (the dollar amount over the par value given to holders when a security is called by its issuer) in connection with a global recapitalization in which we chose not to participate.

Positions that detracted from Fund performance included the floating rate notes issued by MagnaChip Semiconductor, SA of South Korea. The securities' price fell significantly amid the company's weak sales and earnings for the first half of 2006. Also hindering Fund returns were our investments in the common stock and floating rate notes of GEO Specialty Chemicals, Inc., a manufacturer of specialty chemicals for niche markets such as water treatment, wire and cable manufacturing, construction, electronics, and oil and gas production. Following its emergence from bankruptcy at the beginning of 2005, GEO had difficulty passing on the rising costs of raw materials. The company also underwent senior management changes and experienced operational issues. Finally, our holding in a term loan of Century Cable Holdings, LLC declined as litigation surrounding the sale of assets became protracted.



BLACKROCK FLOATING RATE INCOME STRATEGIES FUND, INC.            AUGUST 31, 2006



What changes were made to the portfolio during the period?

We continued our efforts to maintain a portfolio that is well diversified both by industry and company. The Fund's floating rate/fixed rate ratio averaged around 85%/15%. The floating rate securities are based on a spread over LIBOR while the fixed rate securities are based mainly on the 10-year U.S. Treasury note. With the three-month LIBOR hovering around 5.40% versus a 10-year Treasury yield of 4.75% (as of mid September 2006), we see little reason to push closer to the Fund's 20% fixed rate allocation limit.

During the fiscal year, the Fund purchased assets of approximately
$293.3 million in par amount (face value) and experienced $159.7 million in repayments from issuers. In addition, we sold roughly $122.9 million in assets.

The portfolio's leverage position averaged roughly 23% for the period. We intend to make fuller use of the Fund's leverage lines going forward. (For a discussion of the benefits and risks of leveraging, see page 2 of this report to shareholders.)


How would you characterize the Fund's position at the close of the period?

At the end of the period, the portfolio was composed of 195 issuers spread among 32 industries. The Fund was underweight versus its composite benchmark in securities rated Ba or better, Caa or below and unrated credits, and had an overweight position in B-rated securities.

The Federal Reserve Board (the Fed) left the federal funds rate unchanged at 5.25% at its August meeting, following 17 consecutive quarter-point interest rate hikes since June 2004. It is uncertain if this pause in the Fed's interest rate tightening campaign will continue. Whether the federal funds rate is increased or even reduced will rely to a great extent on inflation data. A question facing investors is whether the slightly inverted yield curve (in which short-term securities carry higher yields than longer-term issues) will resume its normal slope and, if so, whether it will occur because of rising long-term interest rates, declining short-term interest rates, or a combination of the two. As most of the portfolio's assets are invested in floating rate securities, declining short-term interest rates would result in a lower yield. Conversely, rising long-term interest rates would have a minimal effect on Fund performance, whereas funds investing only in high yield bonds would see their principal erode.

We continue to see solid inflows to the leveraged loan market in the form of CLOs, which now hold nearly two-thirds of all leveraged loans. The robust demand for these securities has spilled over to the high yield bond market. Historically, there have been discrete boundaries between the two markets. The lines have become blurred as we have seen high yield bond deals migrate to the leveraged loan market as optimistically titled "second lien loans," keeping high yield bond spreads tighter than they otherwise would be. Overall, however, liquidity is key when it comes to the ability of companies to refinance. Therefore, given the consensus outlook for continued economic growth in the 2% - 3% range and the fact that we have experienced moderate setbacks in the high yield market that have helped maintain credit discipline, we expect to see a benign default rate environment going forward.


Kevin Booth
Portfolio Manager


September 15, 2006



We are pleased to announce that Kevin J. Booth and Mark J. Williams are primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Booth was named Portfolio Manager effective August 7, 2006. Mr. Booth has been a Managing Director of BlackRock, Inc. since 2006. He had been a Managing Director (Global Fixed Income) with Merrill Lynch Investment Managers (MLIM) in 2006 and previously was a Director of MLIM from 1998 to 2005 and Vice President thereof from 1991 to 1998. Mr. Williams joined Mr. Booth as Portfolio Manager effective October 2, 2006. He is a Managing Director and portfolio manager/loan originator with BlackRock. Prior to joining BlackRock in 1998, Mr. Williams spent eight years with PNC Bank's New York office and was a founding member of the bank's Leveraged Finance Group.



BLACKROCK FLOATING RATE INCOME STRATEGIES FUND, INC.            AUGUST 31, 2006



Proxy Results


During the six-month period ended August 31, 2006, BlackRock Floating Rate Income Strategies Fund, Inc.'s shareholders voted on the following proposals. Proposal 1 was approved at a shareholders' meeting on August 15, 2006. With respect to Proposals 2 and 3, they were approved at a shareholder meeting on August 31, 2006. A description of the proposals and number of shares voted were as follows

                                                                              Shares Voted              Shares Withheld
                                                                                  For                     From Voting
1. To elect the Fund's Board of Directors:        Robert C. Doll, Jr.          11,873,251                   814,651
                                                  Ronald W. Forbes             11,871,644                   816,258
                                                  Cynthia A. Montgomery        11,870,556                   817,346
                                                  Jean Margo Reid              11,867,884                   820,018
                                                  Roscoe S. Suddarth           11,866,957                   820,945
                                                  Richard R. West              11,863,127                   824,775
                                                  Edward D. Zinbarg            11,864,205                   823,697


                                                                        Shares Voted      Shares Voted    Shares Voted
                                                                            For             Against         Abstain
2. To approve a new investment advisory agreement.                       8,685,695          284,402         508,377

3. To approve a contingent subadvisory agreement.                        8,680,107          291,543         506,824




Portfolio Information as of August 31, 2006


                                               Percent of
Ten Largest Holdings                           Net Assets

Charter Communications, Inc. Term Loan B,
   8.125% due 4/28/2013                            6.0%
Century Cable Holdings LLC, Discretionary
   Term Loan, 10.25% due 12/31/2009                3.3
Metro-Goldwyn-Mayer Studios, Inc.
   Term Loan B, 8.75% due 4/30/2011                2.8
Intelsat Corp. Term Loan B, 8.008%
   due 1/03/2014                                   2.0
Huntsman ICI Holdings Term Loan B,
   7.076% due 8/16/2012                            1.9
Nalco Co. Tranche B Term Loan,
   7.12% - 7.30% due 11/04/2010                    1.9
Metaldyne Corp. Term Loan D,
   3.50% - 10.50% due 8/18/2011                    1.7
Berry Plastics Corp. Term Loan, 7.08%
   due 7/22/2010                                   1.7
Felcor Lodging LP, 9.57% due 6/01/2011             1.6
Majestic Star Casino LLC, 9.50%
   due 10/15/2010                                  1.5



                                               Percent of
Five Largest Industries                        Net Assets

Cable--U.S.                                       19.7%
Utility                                           14.7
Gaming                                             8.6
Chemicals                                          7.9
Automotive                                         7.4

   For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.



                                               Percent of
                                                 Total
Quality Ratings by S&P/Moody's                Investments

BBB/Baa                                            0.3%
BB/Ba                                             27.7
B/B                                               54.1
CCC/Caa                                            3.7
D                                                  0.4
NR (Not Rated)                                     6.4
Other*                                             7.4

 * Includes portfolio holdings in common stocks, warrants and short-term investments.



BLACKROCK FLOATING RATE INCOME STRATEGIES FUND, INC.            AUGUST 31, 2006



Schedule of Investments


        Face
      Amount   Floating Rate Loan Interests**                             Value

Aerospace & Defense--3.6%

 $ 2,388,000   IAP Worldwide Services, Inc. First Lien Term
                Loan, 8.50% due 12/30/2012                       $    2,402,428
   1,806,321   K&F Industries, Inc. Term Loan, 7.33%
                due 11/18/2012                                        1,810,837
   2,101,911   MRO Acquisitions Corp. First Lien Term Loan,
                7.90% due 8/27/2010                                   2,117,675
   2,777,778   Standard Aero Holdings Term Loan,
                7.58% - 7.68% due 8/24/2012                           2,779,514
               Vought Aircraft Industries, Inc.:
   2,898,494      Term Loan, 8% due 12/22/2011                        2,915,705
     560,000      Tranche B Line of Credit Deposit, 7.83%
                  due 12/22/2010                                        565,250
                                                                 --------------
                                                                     12,591,409

Airlines--0.7%

   1,000,000   Delta Air Lines Debtor in Possession Term Loan B,
                10.023% due 3/16/2008                                 1,013,214
               United Air Lines:
     186,563      Delay Draw Term Loan, 9.08%
                  due 2/01/2012                                         189,361
   1,305,937      Term Loan B, 9.25% due 2/01/2012                    1,325,527
                                                                 --------------
                                                                      2,528,102

Automotive--6.0%

   2,672,143   Affinia Group Term Loan B, 8.50%
                due 11/30/2011                                        2,686,340
   1,250,000   Delphi Corp. Debtor in Possession Term Loan B,
                8.125% due 10/08/2007                                 1,263,281
     997,500   GPX International Tire Corp. Term Loan B, 7.83%
                due 4/06/2012                                         1,002,488
   1,500,000   JL French Corp. First Lien Term Loan, 8.50%
                due 6/30/2011                                         1,497,500
   1,533,110   Keystone Automotive Operations, Inc. Term Loan,
                7.896% - 7.99% due 10/30/2009                         1,535,027
   6,000,000   Metaldyne Corp. Term Loan D, 3.50% - 10.50%
                due 8/18/2011                                         5,985,000
               Tenneco Automotive, Inc.:
   2,896,483      Term Loan B, 7.40% due 12/12/2010                   2,916,758
   1,272,374      Tranche B-1 Credit Linked Deposit, 7.33%
                  due 12/12/2010                                      1,281,280
   3,000,000   Visteon Corp. Term Loan B, 8.61% due 6/13/2013         3,000,000
                                                                 --------------
                                                                     21,167,674

Broadcasting--2.5%

     666,667   Emmis Operating Co. Term Loan B, 7.08%
                due 11/10/2011                                          668,385
   1,990,000   Gray Communications Term Loan B, 7.01%
                due 11/22/2012                                        1,991,244
               NextMedia Group, Inc.:
     381,731      Delay Draw Term Loan, 7.41% due 11/15/2012            380,538
     858,894      First Lien Term Loan, 7.33% due 11/15/2012            856,210
   1,750,000      Second Lien Term Loan, 10.01%
                  due 11/15/2013                                      1,759,480
   3,250,000   Paxson Communications Corp. First Lien Term
                Loan, 8.757% due 1/15/2012                            3,302,813
                                                                 --------------
                                                                      8,958,670



        Face
      Amount   Floating Rate Loan Interests**                             Value

Cable--U.S.--17.1%

               Cebridge Connections:
 $ 2,000,000      Second Lien Term Loan, 9.85%
                  due 5/05/2014                                  $    1,940,000
   2,155,172      Term Loan B, 7.739% due 11/06/2013                  2,142,663
  12,000,000   Century Cable Holdings LLC, Discretionary Term
                Loan, 10.25% due 12/31/2009                          11,632,500
  21,000,000   Charter Communications, Inc. Term Loan B,
                8.125% due 4/28/2013                                 21,077,301
   1,994,962   DIRECTV Holdings, Inc. Tranche B Term Loan,
                6.824% due 4/13/2013                                  1,997,456
   5,000,000   Hilton Head Communications UCA Term Loan B,
                9.50% due 3/31/2008                                   4,819,790
   4,875,000   Insight Midwest Holdings LLC Term Loan C,
                7.375% due 12/31/2009                                 4,905,722
   6,895,000   Intelsat Corp. Term Loan B, 8.008% due 1/03/2014       6,948,871
   2,043,750   Mediacom Broadband Group Tranche A Term Loan,
                6.50% - 6.62% due 3/31/2010                           2,008,624
   3,160,000   Mediacom LLC Term Loan C, 7.002% - 7.37%
                due 1/31/2015                                         3,150,972
                                                                 --------------
                                                                     60,623,899

Chemicals--7.1%

   1,955,000   Hercules, Inc. Term Loan B, 6.999% - 7.01%
                due 10/08/2010                                        1,961,354
   6,704,951   Huntsman ICI Holdings Term Loan B, 7.076%
                due 8/16/2012                                         6,696,570
               Invista:
     970,025      Term Loan, 7% due 4/29/2011                           971,844
   2,204,602      Term Loan B-1, 7% due 4/29/2011                     2,206,438
   6,535,648   Nalco Co. Tranche B Term Loan, 7.12% - 7.30%
                due 11/04/2010                                        6,545,301
   1,970,000   Rockwood Specialties Group, Inc. Tranche D Term
                Loan, 7.485% due 7/30/2012                            1,981,698
   4,750,000   Wellman, Inc. Second Lien Term Loan, 12.239%
                due 2/10/2010                                         4,643,125
                                                                 --------------
                                                                     25,006,330

Consumer--Durables--0.9%

   3,268,092   Simmons Co. Tranche B Term Loan,
                7.125% - 9.50% due 12/19/2011                         3,291,070

Consumer--Non-Durables--1.0%

   1,370,813   American Achievement Corp. Term Loan B,
                7.65% - 9.50% due 3/22/2011                           1,384,636
   1,463,250   Burt's Bees, Inc. Term Loan, 7.919% - 8.368%
                due 3/29/2011                                         1,463,250
     756,000   CamelBak Products LLC  First Lien Term Loan,
                9.41% - 9.46% due 8/04/2011                             740,880
                                                                 --------------
                                                                      3,588,766

Diversified Media--4.0%

   9,975,000   Metro-Goldwyn-Mayer Studios, Inc. Term Loan B,
                8.75% due 4/08/2012                                   9,951,020
   4,000,000   Nielsen Finance Term Loan B, 8.19%
                due 8/09/2013                                         3,987,656
                                                                 --------------
                                                                     13,938,676



BLACKROCK FLOATING RATE INCOME STRATEGIES FUND, INC.            AUGUST 31, 2006



Schedule of Investments (continued)


        Face
      Amount   Floating Rate Loan Interests**                             Value

Energy--Exploration & Production--0.6%

 $ 1,000,000   Helix Energy Solutions Term Loan B,
                7.39% - 7.64% due 7/01/2013                      $    1,001,160
     997,500   MEG Energy Corp. Term Loan B, 7.50%
                due 4/03/2013                                           999,726
                                                                 --------------
                                                                      2,000,886

Energy--Other--1.8%

     888,889   Alon USA, Inc. Term Loan B, 7.906%
                due 6/22/2013                                           899,444
   2,750,000   Dresser, Inc. Term Loan Unsecured, 8.94%
                due 2/25/2010                                         2,805,000
   1,025,000   EPCO, Inc. Term Loan C, 7.221% - 7.49%
                due 8/18/2010                                         1,032,127
   1,492,500   Key Energy Services, Inc. Term Loan B,
                8.90% - 9.23% due 6/30/2012                           1,500,895
     188,990   MarkWest Energy Operating Co. LLC Term Loan B,
                7.656% due 12/29/2010                                   189,462
                                                                 --------------
                                                                      6,426,928

Food & Drug--0.2%

     746,173   Alimentation Couche-Tard, Inc. US Term Loan,
                7.125% due 12/17/2010                                   750,992

Food & Tobacco--1.6%

   1,000,000   Bolthouse Farms, Inc. Second Lien Term Loan,
                10.999% due 12/16/2013                                1,019,167
   1,405,875   Commonwealth Brands Term Loan, 7.75%
                due 12/22/2012                                        1,416,068
               Dole Food Co., Inc.:
     186,047      Letter of Credit, 5.37% due 4/12/2013                 183,579
     417,558      Term Loan B, 7.38% - 9.25%
                  due 4/12/2013                                         412,020
   1,391,860      Term Loan C, 7.375% - 9.25%
                  due 4/12/2013                                       1,373,399
     713,333   Pierre Foods, Inc. Term Loan B, 6.93%
                due 6/30/2010                                           715,786
     500,000   QCE LLC First Lien Term Loan, 7.75%
                due 5/05/2013                                           499,427
                                                                 --------------
                                                                      5,619,446

Gaming--5.9%

     788,658   Global Cash Access LLC Term Loan B, 7.08%
                due 3/10/2010                                           788,658
   1,955,225   Green Valley Ranch Gaming LLC Term Loan,
                7.249% due 12/17/2011                                 1,957,669
     893,250   Isle of Capri Black Hawk Term Loan B,
                7.36% - 7.51% due 10/24/2011                            892,133
     990,000   Isle of Capri Casinos, Inc. Tranche 3 Delay Draw
                Term Loan, 7.249% due 2/04/2011                         991,733
   1,225,625   Penn National Gaming, Inc. Term Loan B,
                7.02% - 7.25% due 10/03/2012                          1,231,906
   2,000,000   Pinnacle Entertainment Term Loan, 7.33%
                due 12/15/2011                                        2,006,876
   4,988,847   Resorts International First Lien Term Loan, 9.50%
                due 4/26/2012                                         5,025,640
   2,475,000   Trump Entertainment Resorts Holdings LP Term
                Loan B-1, 7.92% - 8.03% due 5/20/2012                 2,494,337
               Venetian Casino Resort LLC:
   1,000,000      Delay Draw Term Loan, 7.25% due 6/15/2011           1,000,078
   3,100,000      Term Loan B, 7.25% due 6/15/2011                    3,100,242
   1,500,000   Venetian Macau U.S. Finance Co. Term Loan B,
                8.20% due 5/25/2013                                   1,507,500
                                                                 --------------
                                                                     20,996,772



        Face
      Amount   Floating Rate Loan Interests**                             Value

Health Care--2.9%

 $ 2,751,000   Community Health Systems, Inc. Term Loan,
                7.08% - 7.15% due 8/19/2011                      $    2,753,149
   2,937,505   DaVita, Inc. Tranche B Term Loan,
                7.11% - 7.69% due 10/05/2012                          2,949,963
     852,749   Duloxetine Royalty Term Loan, 10.007%
                due 10/18/2013                                          857,013
     959,459   Gentiva Health Services, Inc.  Term Loan B,
                7.37% - 7.89% due 3/31/2013                             961,858
   1,897,249   LifePoint Hospitals, Inc. Term Loan B,
                6.905% - 7.13% due 4/15/2012                          1,890,528
     672,772   Rotech Healthcare, Inc. Term Loan B, 8.50%
                due 3/31/2008                                           674,454
                                                                 --------------
                                                                     10,086,965

Housing--2.8%

   2,920,211   Headwaters, Inc. Term Loan B-1,
                7.33% - 7.50% due 4/30/2011                           2,936,637
     116,842   LIONS Gables Realty Term Loan B, 7.12%
                due 3/30/2007                                           116,976
     997,500   Mattamy Group Term Loan B, 7.69%
                due 4/11/2013                                           999,994
   2,450,000   Nortek, Inc. Term Loan, 7.36% due 8/27/2011            2,444,257
   3,536,147   PGT Industries, Inc. First Lien Term Loan, 8.41%
                due 2/14/2012                                         3,556,037
                                                                 --------------
                                                                     10,053,901

Information Technology--2.7%

   2,194,500   Activant Solutions Term Loan B,
                7.438% - 7.50% due 5/02/2013                          2,167,069
   3,460,000   Fidelity National Information Solutions, Inc.
                Term Loan B, 7.08% due 3/08/2013                      3,473,103
   1,980,000   SunGard Data Systems, Inc. Term Loan B,
                7.999% due 2/11/2013                                  1,996,794
   1,975,000   Telcordia Technologies, Inc. Term Loan,
                7.86% -7.90% due 9/15/2012                            1,883,656
                                                                 --------------
                                                                      9,520,622

Leisure--1.1%

   3,990,000   24 Hour Fitness Term Loan B, 7.99% - 8.12%
                due 6/08/2012                                         4,022,419

Manufacturing--4.7%

   1,180,556   Communications & Power Industries, Inc. Term
                Loan, 7.58% - 7.66% due 7/23/2010                     1,185,720
   2,468,750   Metokote Corp. Second Lien Term Loan,
                8.58% - 8.74% due 11/27/2011                          2,476,465
   3,410,338   Mueller Group LLC Term Loan B,
                7.33% - 7.868% due 10/03/2012                         3,436,219
   1,500,000   NACCO Materials Handling Group Term Loan B,
                7.28% - 7.41% due 3/21/2013                           1,496,250
               Sensus Metering Systems, Inc.:
   5,143,478      Term Loan B-1, 7.399% - 7.583%
                  due 12/17/2010                                      5,143,478
     683,207      Term Loan B-2, 7.399% - 7.583%
                  due 12/17/2010                                        683,207
               Trimas Corp.:
     375,000      Letter of Credit, 8.08% due 8/02/2013                 375,000
   1,625,000      Term Loan B, 8.25% due 8/02/2013                    1,625,000
                                                                 --------------
                                                                     16,421,339



BLACKROCK FLOATING RATE INCOME STRATEGIES FUND, INC.            AUGUST 31, 2006



Schedule of Investments (continued)


        Face
      Amount   Floating Rate Loan Interests**                             Value

Packaging--3.9%

 $ 2,561,576   Anchor Glass Container Corp. Term Loan B,
                7.65% - 7.749% due 5/03/2013                     $    2,567,980
   5,853,487   Berry Plastics Corp. Term Loan, 7.08%
                due 12/02/2011                                        5,854,704
   3,428,797   Graham Packaging Co. LP Term Loan B,
                7.563% - 7.875% due 10/07/2011                        3,441,655
   1,965,000   Intertape Polymer US, Inc. Term Loan B,
                7.55% - 7.76% due 7/28/2011                           1,985,878
                                                                 --------------
                                                                     13,850,217

Paper--2.2%

   1,154,786   Boise Cascade Holdings LLC Tranche D Term Loan,
                7.094% - 7.25% due 10/28/2011                         1,160,362
               Georgia Pacific Corp.:
     995,000      First Lien Term Loan B, 7.30% - 7.50%
                  due 12/20/2012                                        997,004
   1,000,000      Second Lien Term Loan C, 8.30%
                  due 12/23/2013                                      1,010,208
               SP Newsprint Co. Tranche B-1:
   1,972,738      Credit Linked Deposit, 5.33% due 1/09/2010          1,987,533
     339,277      Term Loan, 7.58% due 1/09/2010                        341,821
               Smurfit-Stone Container Corp.:
   1,486,265      Term Loan B, 7.50% - 7.688%
                  due 11/01/2011                                      1,496,066
     695,294      Term Loan C, 7.50% - 7.688%
                  due 11/01/2011                                        699,879
                                                                 --------------
                                                                      7,692,873

Retail--1.2%

   1,103,677   American Reprographics Co. Term Loan,
                7.15% - 9% due 6/18/2009                              1,105,402
   1,678,564   General Nutrition Centers, Inc. Tranche B Term
                Loan, 8.08% - 8.15% due 12/05/2009                    1,690,629
   1,424,051   Neiman Marcus Group, Inc. Term Loan,
                7.77% due 4/06/2013                                   1,437,163
                                                                 --------------
                                                                      4,233,194

Service--5.0%

   1,985,000   Baker Tanks, Inc. Term Loan B, 7.83% - 7.999%
                due 11/23/2012                                        1,997,406
   2,842,000   Buhrmann USA, Inc. Term Loan C,
                7.149% - 7.218% due 12/23/2010                        2,847,329
   1,995,965   Coinmach Laundry Corp. Term Loan B,
                7.875% - 7.938% due 12/09/2012                        2,011,559
   2,254,419   Coinstar, Inc. Term Loan, 7.51% due 7/07/2011          2,269,918
               EnergySolutions:
      18,868      Letter of Credit, 7.58% due 6/07/2013                  19,004
     400,000      Term Loan B, 7.65% - 7.77% due 6/07/2013              402,875
     181,132      Term Loan C, 7.65% - 7.77% due 6/07/2013              182,434
     995,081   RGIS Inventory Specialists First Lien Term Loan,
                7.999% due 12/31/2012                                   994,770
               United Rentals, Inc.:
     806,009      Term Loan, 7.33% due 2/14/2011                        808,456
     164,912      Tranche B Credit Linked Deposit, 4.86%
                  due 2/14/2011                                         165,413
   3,000,000   Vanguard Car Rental Term Loan B, 8.319%
                due 6/14/2013                                         3,007,125



        Face
      Amount   Floating Rate Loan Interests**                             Value

Service (concluded)

               Weight Watchers International , Inc.:
 $ 1,872,529      First Lien Term Loan, 7.575% - 7.748%
                  due 12/16/2010                                 $    1,883,649
   1,000,000      Second Lien, 10.359% due 6/16/2011                  1,007,500
                                                                 --------------
                                                                     17,597,438

Telecommunications--3.4%

   2,000,000   Alaska Communication Systems Holdings, Inc.
                Incremental Term Loan, 7.249%
                due 2/01/2012                                         1,996,750
   2,172,500   Consolidated Communications, Inc. Term Loan D,
                7.41% - 7.45% due 10/14/2011                          2,173,858
   2,962,500   Intelsat Ltd. Term Loan B, 7.758%
                due 6/27/2013                                         2,979,780
   5,000,000   SBA Senior Finance Term Loan, 7.33%
                due 1/27/2007                                         5,014,065
                                                                 --------------
                                                                     12,164,453

Utility--11.4%

   1,571,429   AES Corp. Term Loan, 6.75% - 7.50%
                due 4/30/2008                                         1,577,321
               Calpine Corp.:
   2,500,000      Second Lien Debtor in Possession, 9.499%
                  due 12/20/2007                                      2,536,458
   4,902,199      Second Lien Term Loan, 15%
                  due 7/16/2007 (h)                                   4,989,522
               Calpine Generating Co. LLC:
   1,500,000      First Lien Term Loan, 9.08% due 4/01/2009           1,540,833
   2,500,000      Second Lien Term Loan, 11.08%
                  due 4/01/2010                                       2,627,083
   1,663,262   Cogentrix Delaware Holdings, Inc. Term Loan,
                7% due 4/14/2012                                      1,667,074
               Covanta Energy Corp.:
     462,963      Delay Draw Term Loan, 7.749%
                  due 6/30/2012                                         462,963
   2,341,463      First Lien Letter of Credit, 5.46%
                  due 6/24/2012                                       2,359,511
   1,677,896      First Lien Term Loan, 7.576% - 7.71%
                  due 6/24/2012                                       1,690,830
   1,625,000      Second Lien Term Loan, 10.96%
                  due 6/24/2013                                       1,661,563
   4,937,500   KGen LLC Tranche A Term Loan, 8.124%
                due 8/05/2011                                         4,956,016
               LSP Gen Finance Co LLC:
     129,508      Delay Draw Term Loan, 7.08%
                  due 5/04/2013                                         129,292
   3,118,687      First Lien Term Loan, 7.249%
                  due 5/04/2013                                       3,113,488
     500,000      Term Loan, 8.999% due 5/04/2014                       505,834
   2,438,830   LSP Kendall Energy Term Loan B, 7.499%
                due 10/07/2013                                        2,422,063
     433,862   Midwest Generation LLC Term Loan C,
                7.24% - 7.31% due 4/27/2011                             434,811
     559,613   Reliant Energy, Inc. Term Loan, 7.705%
                due 4/30/2010                                           560,399
   1,676,280   Riverside Energy Center Term Loan, 9.735%
                due 6/24/2011                                         1,722,378
               Rocky Mountain Energy Center LLC:
     133,966      Credit Linked Deposit, 5.39% due 6/24/2011            137,650
   1,158,118      Term Loan, 9.735% due 6/24/2011                     1,189,966



BLACKROCK FLOATING RATE INCOME STRATEGIES FUND, INC.            AUGUST 31, 2006



Schedule of Investments (continued)


        Face
      Amount   Floating Rate Loan Interests**                             Value

Utility (concluded)

               Wolf Hollow I LP:
 $ 1,456,812      First Lien Term Loan, 7.749% due 6/22/2012     $    1,464,096
   1,200,000      Letter of Credit, 7.576% due 6/22/2012              1,206,000
     300,000      Revolving Credit, 7.576% due 6/22/2012                303,750
   1,000,000      Second Lien Term Loan, 9.94%
                  due 12/22/2012                                      1,005,000
                                                                 --------------
                                                                     40,263,901

Wireless Communications--0.6%

   2,154,167   Centennial Cellular Operating Co. Term Loan,
                7.318% - 7.749% due 2/09/2011                         2,171,284

               Total Floating Rate Loan Interests
               (Cost--$334,359,281)--94.9%                          335,568,226



               Corporate Bonds

Aerospace & Defense--0.1%

     250,000   Alliant Techsystems, Inc., 6.75% due 4/01/2016           243,125

Automotive--1.4%

     250,000   AutoNation, Inc., 7.507% due 4/15/2013 (a)(b)            251,250
   4,500,000   Ford Motor Credit Co., 9.957%
                due 4/15/2012 (a)                                     4,757,220
                                                                 --------------
                                                                      5,008,470

Cable--International--0.1%

     375,000   NTL Cable Plc, 8.75% due 4/15/2014                       389,063

Cable--U.S.--2.6%

   2,000,000   CSC Holdings, Inc. Series B, 7.625%
                due 4/01/2011                                         2,045,000
               Cablevision Systems Corp. Series B:
   2,000,000      9.62% due 4/01/2009 (a)                             2,132,500
   3,000,000      8% due 4/15/2012                                    3,015,000
               Intelsat Subsidiary Holding Co. Ltd.:
     750,000      10.484% due 1/15/2012 (a)                             761,250
     500,000      8.25% due 1/15/2013                                   498,750
     800,000   Quebecor Media, Inc., 7.75% due 3/15/2016                792,000
                                                                 --------------
                                                                      9,244,500

Chemicals--0.8%

   2,011,000   GEO Specialty Chemicals, Inc., 13.981%
                due 12/31/2009 (a)                                    1,659,075
   1,125,000   Nova Chemicals Corp., 8.405%
                due 11/15/2013 (a)                                    1,148,906
                                                                 --------------
                                                                      2,807,981



        Face
      Amount   Corporate Bonds                                            Value

Diversified Media--1.2%

 $ 4,000,000   Nielsen Finance LLC, 10% due 8/01/2014 (b)        $    4,095,000
     250,000   Quebecor World Capital Corp., 8.75%
                due 3/15/2016 (b)                                       235,000
                                                                 --------------
                                                                      4,330,000

Energy--Exploration & Production--0.1%

     500,000   Pogo Producing Co., 7.875% due 5/01/2013 (b)             510,000

Energy--Other--1.0%

     400,000   MarkWest Energy Partners LP, 8.50%
                due 7/15/2016 (b)                                       405,000
   3,000,000   Ocean RIG ASA, 9.481% due 4/04/2011 (a)                2,977,500
     250,000   PHI, Inc., 7.125% due 4/15/2013 (b)                      238,125
                                                                 --------------
                                                                      3,620,625

Food & Drug--0.1%

     500,000   Stripes Acquisition LLC, 10.625%
                due 12/15/2013 (b)                                      525,000

Food & Tobacco--1.2%

     250,000   AmeriQual Group LLC, 9.50% due 4/01/2012 (b)             255,000
   3,000,000   Smithfield Foods, Inc., 7% due 8/01/2011               3,011,250
   1,050,000   The Wornick Co., 10.875% due 7/15/2011                   997,500
                                                                 --------------
                                                                      4,263,750

Gaming--2.7%

   1,100,000   Galaxy Entertainment Finance Co. Ltd., 10.42%
                due 12/15/2010 (a)(b)                                 1,152,250
     650,000   Jacobs Entertainment Co., 9.75%
                due 6/15/2014 (b)                                       649,187
   2,000,000   Little Traverse Bay Bands of Odawa Indians,
                10.25% due 2/15/2014 (b)                              1,990,000
     550,000   MTR Gaming Group, Inc., 9% due 6/01/2012 (b)             554,125
   5,000,000   Majestic Star Casino LLC, 9.50% due 10/15/2010         5,143,750
                                                                 --------------
                                                                      9,489,312

Health Care--0.4%

     675,000   Angiotech Pharmaceuticals, Inc., 7.75%
                due 4/01/2014 (b)                                       658,125
     575,000   US Oncology, Inc., 9% due 8/15/2012                      595,125
                                                                 --------------
                                                                      1,253,250

Housing--0.6%

   2,000,000   Goodman Global Holding Co., Inc., 8.329%
                due 6/15/2012 (a)                                     2,000,000

Information Technology--2.2%

   4,625,000   MagnaChip Semiconductor SA, 8.579%
                due 12/15/2011 (a)                                    3,954,375
               SunGard Data Systems, Inc.:
   1,825,000      9.973% due 8/15/2013 (a)                            1,907,125
   1,900,000      10.25% due 8/15/2015                                1,940,375
                                                                 --------------
                                                                      7,801,875

Leisure--1.6%

   5,400,000   Felcor Lodging LP, 9.57% due 6/01/2011 (a)             5,535,000



BLACKROCK FLOATING RATE INCOME STRATEGIES FUND, INC.            AUGUST 31, 2006



Schedule of Investments (continued)


        Face
      Amount   Corporate Bonds                                            Value

Manufacturing--1.1%

 $   325,000   ERICO International Corp., 8.875%
                due 3/01/2012                                    $      333,125
   2,000,000   International Rectifier Corp., 4.25%
                due 7/15/2007 (c)                                     1,972,500
   1,346,000   Invensys Plc, 9.875% due 3/15/2011 (b)                 1,453,680
                                                                 --------------
                                                                      3,759,305

Metal--Other--0.2%

     700,000   Novelis, Inc., 8.25% due 2/15/2015 (b)                   665,000

Packaging--0.8%

   3,000,000   Packaging Dynamics Finance Corp., 10%
                due 5/01/2016 (b)                                     3,000,000

Paper--2.2%

   2,650,000   Abitibi-Consolidated, Inc., 8.829%
                due 6/15/2011 (a)                                     2,610,250
     700,000   Ainsworth Lumber Co. Ltd., 9.249%
                due 10/01/2010 (a)                                      584,500
     725,000   Domtar, Inc., 7.125% due 8/15/2015                       674,250
     925,000   NewPage Corp., 11.739% due 5/01/2012 (a)                 999,000
   3,000,000   Verso Paper Holdings LLC, 9.235%
                due 8/01/2014 (a)(b)                                  3,022,500
                                                                 --------------
                                                                      7,890,500

Retail--1.0%

   1,600,000   Jean Coutu Group, Inc., 8.50% due 8/01/2014            1,526,000
   2,000,000   Neiman Marcus Group, Inc., 9% due 10/15/2015           2,125,000
                                                                 --------------
                                                                      3,651,000

Service--1.8%

     250,000   Ahern Rentals, Inc., 9.25% due 8/15/2013                 253,750
   3,375,000   Allied Waste North America, Inc. Series B,
                7.375% due 4/15/2014                                  3,299,062
     600,000   Dycom Industries, Inc., 8.125% due 10/15/2015            606,000
   2,000,000   Sunstate Equipment Co. LLC, 10.50%
                due 4/01/2013 (b)                                     2,085,000
                                                                 --------------
                                                                      6,243,812

Steel--1.0%

   3,000,000   CSN Islands VIII Corp., 9.75% due 12/16/2013 (b)       3,420,000

Telecommunications--3.4%

   3,000,000   Cincinnati Bell, Inc., 8.375% due 1/15/2014            3,011,250
   3,700,000   Qwest Communications International, Inc.,
                8.905% due 2/15/2009 (a)                              3,755,500
   1,450,000   Qwest Corp., 8.579% due 6/15/2013 (a)                  1,560,562
   3,500,000   Time Warner Telecom Holdings, Inc., 9.405%
                due 2/15/2011 (a)                                     3,570,000
                                                                 --------------
                                                                     11,897,312

Utility--3.3%

   2,000,000   Calpine Corp., 9.875% due 12/01/2011 (b)(h)            1,965,000
   2,375,000   Edison Mission Energy, 7.50% due 6/15/2013 (b)         2,375,000
     500,000   El Paso Performance-Linked Trust, 7.75%
                due 7/15/2011 (b)                                       509,375
   3,000,000   NRG Energy, Inc., 7.25% due 2/01/2014                  2,962,500
   4,000,000   Reliant Energy, Inc., 6.75% due 12/15/2014             3,770,000
                                                                 --------------
                                                                     11,581,875



        Face
      Amount   Corporate Bonds                                            Value

Wireless Communications--0.9%

 $ 3,250,000   Rogers Wireless Communications, Inc., 8.454%
                due 12/15/2010 (a)                               $    3,335,313

               Total Corporate Bonds
               (Cost--$111,708,429)--31.8%                          112,466,068



      Shares
        Held   Common Stocks

Chemicals--0.0%

      13,117   GEO Specialty Chemicals, Inc. (e)                         26,234

Energy--Other--1.2%

     119,184   Trico Marine Services, Inc. (e)                        4,275,166

Manufacturing--0.4%

      71,653   Medis Technologies Ltd. (e)                            1,435,229

Paper--0.0%

      84,448   Western Forest Products, Inc. (e)                        125,559

               Total Common Stocks
               (Cost--$4,322,548)--1.6%                               5,862,188



               Warrants (d)

Utility--0.0%

       4,558   Reliant Resources (expires 10/25/2008)                    29,627

               Total Warrants
               (Cost--$0)--0.0%                                          29,627



        Face
      Amount   Short-Term Securities

Commercial Paper***--8.5%

 $ 7,500,000   AOL Time Warner, Inc., 5.37%
                due 9/12/2006                                         7,487,694
   7,500,000   Glencore Funding Inc., 5.67%
                due 9/07/2006                                         7,492,913
   7,500,000   Sprint Corp./Consolidated, 5.41%
                due 9/07/2006                                         7,493,238
   7,500,000   TXU Energy Co. LLC, 5.42% due 9/07/2006                7,493,225
                                                                 --------------
                                                                     29,967,070



  Beneficial
    Interest

 $    70,094   Merrill Lynch Liquidity Series, LLC
                Cash Sweep Series I, 5.11% (f)(g)                        70,094

               Total Short-Term Securities
               (Cost--$30,037,163)--8.5%                             30,037,164

Total Investments (Cost--$480,427,421*)--136.8%                     483,963,273
Liabilities in Excess of Other Assets--(36.8%)                    (130,249,785)
                                                                 --------------
Net Assets--100.0%                                               $  353,713,488
                                                                 ==============



BLACKROCK FLOATING RATE INCOME STRATEGIES FUND, INC.            AUGUST 31, 2006



Schedule of Investments (concluded)


  * The cost and unrealized appreciation (depreciation) of investments as of August 31, 2006, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                 $    480,393,664
                                                   ================
    Gross unrealized appreciation                  $      5,949,283
    Gross unrealized depreciation                       (2,379,674)
                                                   ----------------
    Net unrealized appreciation                    $      3,569,609
                                                   ================


 ** Floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. The base lending rates are generally
    (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major U.S. banks or (iii) the certificate of deposit rate.

*** Commercial Paper is traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase.

(a) Floating rate security.

(b) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(c) Convertible security.

(d) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

(e) Non-income producing security.

(f) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:


                                                  Net          Interest
    Affiliate                                   Activity        Income

    Merrill Lynch Liquidity Series, LLC
      Cash Sweep Series I                       $ 70,094       $ 52,383


(g) Represents the current yield as of August 31, 2006.

(h) Issuer filed for bankruptcy or is in default of interest payments.

  o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. These industry classifications are unaudited.


  o Swaps outstanding as of August 31, 2006 were as follows:


                                                     Notional      Unrealized
                                                      Amount      Appreciation

    Sold credit default protection on
    General Motors Corp. and receive 4.40%

    Broker, Morgan Stanley Capital Services, Inc.
    Expires June 2007                                $ 1,000,000      $ 16,058

    Sold credit default protection on
    Dow Jones CDX High Yield 100 Index Series 6
    and receive 3.45%

    Broker, JPMorgan Chase Bank
    Expires June 2011                                $30,000,000      $117,210
                                                                      --------
    Total                                                             $133,268
                                                                      ========

    See Notes to Financial Statements.



BLACKROCK FLOATING RATE INCOME STRATEGIES FUND, INC.            AUGUST 31, 2006


Statement of Assets, Liabilities and Capital

As of August 31, 2006
Assets

       Investments in unaffiliated securities, at value (identified cost--$480,357,327)                           $   483,893,179
       Investments in affiliated securities, at value (identified cost--$70,094)                                           70,094
       Unrealized appreciation on swaps                                                                                   133,268
       Cash                                                                                                                32,118
       Swap premiums paid                                                                                                  55,397
       Receivables:
           Interest                                                                            $     5,247,729
           Principal paydowns                                                                          366,294
           Swaps                                                                                       218,797
           Commitment fees                                                                              26,433          5,859,253
                                                                                               ---------------
       Prepaid expenses and other assets                                                                                    3,436
                                                                                                                  ---------------
       Total assets                                                                                                   490,046,745
                                                                                                                  ---------------

Liabilities

       Loans                                                                                                          135,200,000
       Unfunded loan commitment                                                                                           216,175
       Payables:
           Dividends to shareholders                                                                   414,480
           Investment adviser                                                                          242,022
           Interest on loans                                                                           137,192
           Other affiliates                                                                              2,895            796,589
                                                                                               ---------------
       Accrued expenses                                                                                                   120,493
                                                                                                                  ---------------
       Total liabilities                                                                                              136,333,257
                                                                                                                  ---------------

Net Assets

       Net assets                                                                                                 $   353,713,488
                                                                                                                  ===============

Capital

       Common Stock, par value $.10 per share; 200,000,000 shares authorized
       (18,305,029 shares issued and outstanding)                                                                 $     1,830,503
       Paid-in capital in excess of par                                                                               347,369,214
       Undistributed investment income--net                                                    $     3,564,973
       Accumulated realized capital losses--net                                                    (2,520,876)
       Unrealized appreciation--net                                                                  3,469,674
                                                                                               ---------------
       Total accumulated earnings--net                                                                                  4,513,771
                                                                                                                  ---------------
       Total capital--Equivalent to $19.32 net asset value per share of Common Stock
       (market price--$17.49)                                                                                     $   353,713,488
                                                                                                                  ===============

       See Notes to Financial Statements.


BLACKROCK FLOATING RATE INCOME STRATEGIES FUND, INC.            AUGUST 31, 2006


Statement of Operations

For the Year Ended August 31, 2006
Investment Income

       Interest (including $52,383 from affiliates)                                                               $    34,264,117
       Facility and other fees                                                                                            376,119
                                                                                                                  ---------------
       Total income                                                                                                    34,640,236
                                                                                                                  ---------------

Expenses

       Loan interest expense                                                                   $     4,903,741
       Investment advisory fees                                                                      3,404,218
       Borrowing costs                                                                                 207,671
       Accounting services                                                                             128,590
       Transfer agent fees                                                                              63,086
       Professional fees                                                                                62,379
       Directors' fees and expenses                                                                     45,000
       Printing and shareholder reports                                                                 43,206
       Custodian fees                                                                                   27,283
       Pricing services                                                                                 16,802
       Listing fees                                                                                      9,752
       Other                                                                                            18,111
                                                                                               ---------------
       Total expenses                                                                                                   8,929,839
                                                                                                                  ---------------
       Investment income--net                                                                                          25,710,397
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss)--Net

       Realized gain (loss) on:
           Investments--net                                                                          (338,091)
           Swaps--net                                                                                   97,269
           Foreign currency transactions--net                                                           21,254          (219,568)
                                                                                               ---------------
       Change in unrealized appreciation/depreciation on:
           Investments--net                                                                          (970,350)
           Swaps--net                                                                                   84,317
           Unfunded corporate loans--net                                                             (108,652)
           Foreign currency transactions--net                                                            (279)          (994,964)
                                                                                               ---------------    ---------------
       Total realized and unrealized loss--net                                                                        (1,214,532)
                                                                                                                  ---------------
       Net Increase in Net Assets Resulting from Operations                                                       $    24,495,865
                                                                                                                  ===============

       See Notes to Financial Statements.


BLACKROCK FLOATING RATE INCOME STRATEGIES FUND, INC.            AUGUST 31, 2006


Statements of Changes in Net Assets
                                                                                                       For the Year Ended
                                                                                                           August 31,
Increase (Decrease) in Net Assets:                                                                   2006              2005
Operations

       Investment income--net                                                                  $    25,710,397    $    22,425,360
       Realized loss--net                                                                            (219,568)        (2,683,511)
       Change in unrealized appreciation/depreciation--net                                           (994,964)          4,267,524
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                         24,495,865         24,009,373
                                                                                               ---------------    ---------------

Dividends & Distributions to Shareholders

       Investment income--net                                                                     (25,022,792)       (20,347,853)
       Realized gain--net                                                                                   --          (216,488)
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from dividends and distributions to shareholders      (25,022,792)       (20,564,341)
                                                                                               ---------------    ---------------

Common Stock Transactions

       Value of shares issued to Common Stock shareholders in reinvestment of dividends
       and distributions                                                                               126,000            415,791
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from Common Stock transactions                             126,000            415,791
                                                                                               ---------------    ---------------

Net Assets

       Total increase (decrease) in net assets                                                       (400,927)          3,860,823
       Beginning of year                                                                           354,114,415        350,253,592
                                                                                               ---------------    ---------------
       End of year*                                                                            $   353,713,488    $   354,114,415
                                                                                               ===============    ===============
           * Undistributed investment income--net                                              $     3,564,973    $     3,293,291
                                                                                               ===============    ===============

             See Notes to Financial Statements.


BLACKROCK FLOATING RATE INCOME STRATEGIES FUND, INC.            AUGUST 31, 2006


Statement of Cash Flows

For the Year Ended August 31, 2006
Cash Provided By Operating Activities

       Net increase in net assets resulting from operations                                                       $    24,495,865
       Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
           Increase in receivables and swap premiums paid                                                               (148,238)
           Increase in prepaid expenses and other assets                                                                  (1,720)
           Increase in other liabilities                                                                                   52,297
           Realized and unrealized loss--net                                                                            1,214,532
           Amortization of premium and discount                                                                         (437,137)
           Realized gain on foreign currency transactions--net                                                             21,254
       Proceeds from sales and paydowns of long-term securities                                                       280,121,171
       Proceeds on other investment related transactions                                                                   79,405
       Purchases of long-term securities                                                                            (260,948,701)
       Purchases of short-term investments                                                                           (29,923,801)
                                                                                                                  ---------------
       Cash provided by operating activities                                                                           14,524,927
                                                                                                                  ---------------

Cash Used for Financing Activities

       Cash receipts from borrowings                                                                                  270,500,000
       Cash payments on borrowings                                                                                  (258,900,000)
       Dividends paid to shareholders                                                                                (24,951,636)
       Decrease in bank overdraft payable                                                                             (1,141,207)
                                                                                                                  ---------------
       Cash used for financing activities                                                                            (14,492,843)
                                                                                                                  ---------------

Cash

       Net increase in cash                                                                                                32,084
       Cash at beginning of year                                                                                               34
                                                                                                                  ---------------
       Cash at end of year                                                                                        $        32,118
                                                                                                                  ===============

Cash Flow Information

       Cash paid for interest                                                                                     $     4,857,428
                                                                                                                  ===============

Non-Cash Financing Activities

       Capital shares issued in reinvestment of dividends paid to shareholders                                    $       126,000
                                                                                                                  ===============

       See Notes to Financial Statements.


BLACKROCK FLOATING RATE INCOME STRATEGIES FUND, INC.            AUGUST 31, 2006


Financial Highlights
                                                                                             For the             For the Period
                                                                                            Year Ended         October 31, 2003++
The following per share data and ratios have been derived                                   August 31,           to August 31,
from information provided in the financial statements.                                2006             2005           2004
Per Share Operating Performance

       Net asset value, beginning of period                                        $      19.35     $      19.16     $      19.10
                                                                                   ------------     ------------     ------------
       Investment income--net                                                           1.40***          1.23***              .66
       Realized and unrealized gain (loss)--net                                           (.06)              .08              .02
                                                                                   ------------     ------------     ------------
       Total from investment operations                                                    1.34             1.31              .68
                                                                                   ------------     ------------     ------------
       Less dividends and distributions from:
          Investment income--net                                                         (1.37)           (1.11)            (.60)
          Realized gain--net                                                                 --            (.01)               --
                                                                                   ------------     ------------     ------------
       Total dividends and distributions                                                 (1.37)           (1.12)            (.60)
                                                                                   ------------     ------------     ------------
       Offering costs resulting from the issuance of Common Stock                            --               --            (.02)
                                                                                   ------------     ------------     ------------
       Net asset value, end of period                                              $      19.32     $      19.35     $      19.16
                                                                                   ============     ============     ============
       Market price per share, end of period                                       $      17.49     $      17.85     $      19.44
                                                                                   ============     ============     ============

Total Investment Return**

       Based on net asset value per share                                                 7.92%            7.27%         3.50%+++
                                                                                   ============     ============     ============
       Based on market price per share                                                    5.91%          (2.47%)          .29%+++
                                                                                   ============     ============     ============

Ratios to Average Net Assets

       Expenses, net of waiver and excluding interest expense                             1.14%            1.22%            .71%*
                                                                                   ============     ============     ============
       Expenses, net of waiver                                                            2.54%            2.18%            .87%*
                                                                                   ============     ============     ============
       Expenses                                                                           2.54%            2.18%           1.08%*
                                                                                   ============     ============     ============
       Investment income--net                                                             7.30%            6.34%           3.80%*
                                                                                   ============     ============     ============

Leverage

       Amount of borrowings, end of period (in thousands)                          $    135,200     $    123,600     $    123,225
                                                                                   ============     ============     ============
       Average amount of borrowings outstanding during the period (in thousands)   $    101,916     $    117,702     $     38,654
                                                                                   ============     ============     ============
       Average amount of borrowings outstanding per share during the period***     $       5.57     $       6.43     $       2.11
                                                                                   ============     ============     ============

Supplemental Data

       Net assets, end of period (in thousands)                                    $    353,713     $    354,114     $    350,254
                                                                                   ============     ============     ============
       Portfolio turnover                                                                56.90%           47.96%           43.32%
                                                                                   ============     ============     ============

         * Annualized.

        ** Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

       *** Based on average shares outstanding.

        ++ Commencement of operations.

       +++ Aggregate total investment return.

           See Notes to Financial Statements.


BLACKROCK FLOATING RATE INCOME STRATEGIES FUND, INC.            AUGUST 31, 2006



Notes to Financial Statements


1. Significant Accounting Policies:
On September 29, 2006, Floating Rate Income Strategies Fund, Inc. was renamed BlackRock Floating Rate Income Strategies Fund, Inc. (the "Fund"). The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock shares are listed on the New York Stock Exchange ("NYSE") under the symbol FRA.

(a) Corporate debt obligations--The Fund invests principally in floating rate debt obligations of companies, including floating rate loans made by banks and other financial institutions and both privately and publicly offered corporate bonds and notes. Because agents and intermediaries are primarily commercial banks or other financial institutions, the Fund's investment in floating rate loans could be considered concentrated in financial institutions.

(b) Valuation of investments--Floating rate loans are valued in accordance with guidelines established by the Fund's Board of Directors. Floating rate loans are valued at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. As of October 2, 2006, floating rate loan interests will be valued at the mean between the last available bid prices. For the limited number of floating rate loans for which no reliable price quotes are available, such floating rate loans may be valued by Loan Pricing Corporation through the use of pricing matrixes to determine valuations. If the pricing service does not provide a value for a floating rate loan, Fund Asset Management, L.P. ("FAM") will value the floating rate loan at fair value, which is intended to approximate market value.

Debt securities are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions in securities traded in the OTC market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market. When the Fund writes an option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based on the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased by the Fund are valued at their last sale price in the case of exchange traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Other investments, including futures contracts and related options, are stated at market value. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless FAM believes that this method no longer produces fair valuations. Valuation of other short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost. Repurchase agreements will be valued at cost plus accrued interest.

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. As of October 2, 2006, foreign currency exchange rates will be determined at the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by FAM using a pricing service and/or procedures approved by the Fund's Board of Directors.



BLACKROCK FLOATING RATE INCOME STRATEGIES FUND, INC.            AUGUST 31, 2006



Notes to Financial Statements (continued)


(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction is less than or exceeds the premiums paid or received).

Written and purchased options are non-income producing investments.

* Swaps--The Fund may enter into swap agreements, which are OTC contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(d) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

(e) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.



BLACKROCK FLOATING RATE INCOME STRATEGIES FUND, INC.            AUGUST 31, 2006



Notes to Financial Statements (continued)


(f) Recent accounting pronouncement--In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48") entitled "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity including mutual funds before being measured and recognized in the financial statements. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. The impact on the fund's financial statements, if any, is currently being assessed.

(g) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(h) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The Fund may at times pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income in other periods to permit the Fund to maintain a more stable level of dividends.

(i) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(j) Reclassification--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $415,923 has been reclassified between undistributed net investment income and accumulated net realized capital losses as a result of permanent differences attributable to foreign currency transactions, swap agreements, amortization methods on fixed income securities, and securities in default. This reclassification has no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with FAM. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .75% of the Fund's average daily net assets plus the proceeds of any outstanding borrowings used for leverage.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by Merrill Lynch Investment Managers, L.P. ("MLIM"), an affiliate of FAM.

For the year ended August 31, 2006, the Fund reimbursed FAM $7,042 for certain accounting services.



BLACKROCK FLOATING RATE INCOME STRATEGIES FUND, INC.            AUGUST 31, 2006



Notes to Financial Statements (continued)


In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to contribute ML & Co.'s investment management business, including FAM, to the investment management business of BlackRock, Inc. The transaction will close on September 29, 2006.

On August 31, 2006, shareholders of the Fund approved a new Investment
Advisory Agreement with BlackRock Advisors, Inc. (the "Manager"), a wholly owned subsidiary of BlackRock, Inc. BlackRock Advisors, Inc. was reorganized into BlackRock Advisors, LLC. The new advisory agreement will become effective on September 29, 2006 and the investment advisory fee is unchanged. In addition, the Manager has entered into a sub-advisory agreement with BlackRock Financial Management, Inc., an affiliate, under which the Manager pays the Sub-Adviser, for services it provides, a fee equal to 59% of the management fee paid to the Manager.

In connection with the closing, MLIM, LLC, the security lending agent, will become BlackRock Investment Management, LLC.

During the year ended August 31, 2006, certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, MLIM, ML & Co., and/or MLIM, LLC.


3. Investments:
Purchases and sales (including paydowns) of investments, excluding short-term securities, for the year ended August 31, 2006, were $256,998,701 and $280,481,590, respectively.


4. Common Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock par value $.10, all of which are initially classified as Common Stock. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Shares issued and outstanding for the year ended August 31, 2006 increased by 6,590 from reinvestment of dividends. Shares issued and outstanding for the year ended August 31, 2005 increased by 21,622 from reinvestment of dividends and distributions.


5. Unfunded Corporate Loans:
As of August 31, 2006, the Fund had unfunded loan commitments of approximately $16,094,000 which would be extended at the option of the borrower, pursuant to the following loan agreements:


                                                         (in Thousands)

                                            Unfunded
Borrower                                  Commitment              Value

Alon USA, Inc.                                $  111             $  112
American Greetings Corp.                      $3,000             $3,001
Baker Tanks, Inc.                             $  240             $  240
Calpine Corp.                                 $2,500             $2,475
LSP General Finance Co., LLC                  $    2             $    2
MEG Energy Corp.                              $1,000             $  998
Trump Casino Delay Draw                       $1,496             $1,508
Trump Casino Revolving Credit                 $3,000             $2,910
Trump Entertainment Resorts
   Holdings LP                                $  995             $1,003
Venetian Macau U.S. Finance Co.               $  750             $  749
Vought Aircraft Industries, Inc.              $3,000             $2,880


6. Short-Term Borrowings:
On May 22, 2006, the Fund renewed its revolving credit and security agreement funded by a commercial paper asset securitization program with Citicorp North America, Inc. ("Citicorp") as Agent, certain secondary backstop lenders, and certain asset securitization conduits as lenders (the "Lenders"). The agreement was renewed for one year and has a maximum limit of $172,500,000. Under the Citicorp program, the conduits will fund advances to the Fund through the issuance of highly rated commercial paper. As security for its obligations to the Lenders under the revolving securitization facility, the Fund has granted a security interest in substantially all of its assets to and in favor of the Lenders. The interest rate on the Fund's borrowings is based on the interest rate carried by the commercial paper plus a program fee. The Fund pays additional borrowing costs including a backstop commitment fee.

The weighted average annual interest rate was 4.81% and the average borrowing was approximately $101,916,000 for the year ended August 31, 2006.


7. Distributions to Shareholders:
The Fund paid an ordinary income dividend in the amount of $.120834 per share on September 29, 2006 to shareholders of record on September 15, 2006.

The tax character of distributions paid during the fiscal years ended August 31, 2006 and August 31, 2005 was as follows:


                                           8/31/2006          8/31/2005
Distributions paid from:
   Ordinary income                   $    25,022,792    $    20,564,341
                                     ---------------    ---------------
Total taxable distributions          $    25,022,792    $    20,564,341
                                     ===============    ===============



BLACKROCK FLOATING RATE INCOME STRATEGIES FUND, INC.            AUGUST 31, 2006



Notes to Financial Statements (concluded)


As of August 31, 2006, the components of accumulated earnings on a tax basis were as follows:


Undistributed ordinary income--net                      $     3,593,916
Undistributed long-term capital gains--net                           --
                                                        ---------------
Total undistributed earnings--net                             3,593,916
Capital loss carryforward                                  (2,200,348)*
Unrealized gains--net                                       3,120,203**
                                                        ---------------
Total accumulated earnings--net                         $     4,513,771
                                                        ===============

 * On August 31, 2006, the Fund had a capital loss carryforward of $2,200,348, all of which expires in 2013. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the deferral of post-October capital losses for tax purposes, the book/tax differences in the accrual of income on securities in default and other book/tax temporary differences.



Report of Independent Registered Public Accounting Firm


To the Shareholders and Board of Directors of BlackRock Floating Rate Income Strategies Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of BlackRock Floating Rate Income Strategies Fund, Inc. (the "Fund") (formerly Floating Rate Income Strategies Fund, Inc.) as of August 31, 2006, the related statements of operations and cash flows for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the respective periods then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2006, by correspondence with the custodian and financial intermediaries; where replies were not received from financial intermediaries, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Floating Rate Income Strategies Fund, Inc. as of August 31, 2006, the results of its operations and its cash flows for the year then ended, and the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the respective periods then ended, in conformity with U.S. generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
October 23, 2006



BLACKROCK FLOATING RATE INCOME STRATEGIES FUND, INC.            AUGUST 31, 2006



Automatic Dividend Reinvestment Policy


How the Plan Works--The Fund offers a Dividend Reinvestment Plan (the "Plan") under which income and capital gains dividends paid by the Fund are automatically reinvested in additional shares of Common Stock of the Fund. The Plan is administered on behalf of the shareholders by Computershare Trust Company, N.A. (the "Plan Agent"). Under the Plan, whenever the Fund declares a dividend, participants in the Plan will receive the equivalent in shares of Common Stock of the Fund. The Plan Agent will acquire the shares for the participant's account either (i) through receipt of additional unissued but authorized shares of the Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock on the open market on the New York Stock Exchange or elsewhere. If, on the dividend payment date, the Fund's net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (a condition often referred to as a "market premium"), the Plan Agent will invest the dividend amount in newly issued shares. If the Fund's net asset value per share is greater than the market price per share (a condition often referred to as a "market discount"), the Plan Agent will invest the dividend amount by purchasing on the open market additional shares. If the Plan Agent is unable to invest the full dividend amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any uninvested portion in newly issued shares. The shares acquired are credited to each shareholder's account. The amount credited is determined by dividing the dollar amount of the dividend by either (i) when the shares are newly issued, the net asset value per share on the date the shares are issued or (ii) when shares are purchased in the open market, the average purchase price per share.

Participation in the Plan--Participation in the Plan is automatic, that is, a shareholder is automatically enrolled in the Plan when he or she purchases shares of Common Stock of the Fund unless the shareholder specifically elects not to participate in the Plan. Shareholders who elect not to participate will receive all dividend distributions in cash. Shareholders who do not wish to participate in the Plan must advise the Plan Agent in writing (at the address set forth below) that they elect not to participate in the Plan. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by writing to the Plan Agent.

Benefits of the Plan--The Plan provides an easy, convenient way for shareholders to make additional, regular investments in the Fund. The Plan promotes a long-term strategy of investing at a lower cost. All shares acquired pursuant to the Plan receive voting rights. In addition, if the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund for less than they could otherwise purchase them and with a cash value greater than the value of any cash distribution they would have received. However, there may not be enough shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem shares, the price on resale may be more or less than the net asset value.

Plan Fees--There are no enrollment fees or brokerage fees for participating in the Plan. The Plan Agent's service fees for handling the reinvestment of distributions are paid for by the Fund. However, brokerage commissions may be incurred when the Fund purchases shares on the open market and shareholders will pay a pro rata share of any such commissions.

Tax Implications--The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Therefore, income and capital gains may still be realized even though shareholders do not receive cash. The value of shares acquired pursuant to the Plan will generally be excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income. If, when the Fund's shares are trading at a market premium, the Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of the discount from the market value (which may not exceed 5% of the fair market value of the Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Contact Information--All correspondence concerning the Plan, including any questions about the Plan, should be directed to the Plan Agent at Computershare Trust Company, N.A. P.O. Box 43010, Providence, RI 02940-3010, Telephone:
800-426-5523.



BLACKROCK FLOATING RATE INCOME STRATEGIES FUND, INC.            AUGUST 31, 2006



Disclosure of New Investment Advisory Agreement


New BlackRock Investment Advisory Agreement--Matters Considered by the Board

In connection with the combination of Merrill Lynch's investment advisory business, including Fund Asset Management, L.P. (the "Previous Investment Adviser"), with that of BlackRock, Inc. ("BlackRock") to create a new independent company ("New BlackRock") (the "Transaction"), the Fund's Board of Directors considered and approved a new investment advisory agreement (the "BlackRock Investment Advisory Agreement") between the Fund and BlackRock Advisors, LLC ("BlackRock Advisors"). The Fund's shareholders subsequently approved the BlackRock Investment Advisory Agreement and it became effective on September 29, 2006, replacing the investment advisory agreement with the Previous Investment Adviser (the "Previous Investment Advisory Agreement").

The Board discussed the BlackRock Investment Advisory Agreement at telephonic and in-person meetings held during April and May 2006. The Board, including the independent directors, approved the BlackRock Investment Advisory Agreement at an in-person meeting held on May 12, 2006.

To assist the Board in its consideration of the BlackRock Investment Advisory Agreement, BlackRock provided materials and information about BlackRock, including its financial condition and asset management capabilities and organization, and Merrill Lynch provided materials and information about the Transaction. The independent directors, through their independent legal counsel, also requested and received additional information from Merrill Lynch and BlackRock in connection with their consideration of the BlackRock Investment Advisory Agreement. The additional information was provided in advance of the May 12, 2006 meeting. In addition, the independent directors consulted with their counsel and Fund counsel on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to the directors' deliberations.

At the Board meetings, the directors discussed with Merrill Lynch management and certain BlackRock representatives the Transaction, its strategic rationale and BlackRock's general plans and intentions regarding the Fund. At these Board meetings, representatives of Merrill Lynch and BlackRock made presentations to and responded to questions from the Board. The directors also inquired about the plans for and anticipated roles and responsibilities of certain employees and officers of the Previous Investment Adviser, and of its affiliates, to be transferred to BlackRock in connection with the Transaction. The independent directors of the Board also conferred separately and with their counsel about the Transaction and other matters related to the Transaction on a number of occasions, including in connection with the April and May 2006 meetings. After the presentations and after reviewing the written materials provided, the independent directors met in executive sessions with their counsel to consider the BlackRock Investment Advisory Agreement.

In connection with the Board's review of the BlackRock Investment Advisory Agreement, Merrill Lynch and/or BlackRock advised the directors about a variety of matters. The advice included the following, among other matters:

* that there was not expected to be any diminution in the nature, quality and extent of services provided to the Fund and its shareholders by BlackRock Advisors, including compliance services;

* that operation of New BlackRock as an independent investment management firm would enhance its ability to attract and retain talented professionals;

* that the Fund was expected to benefit from having access to BlackRock's state of the art technology and risk management analytic tools, including investment tools, provided under the BlackRock Solutions (R) brand name;

* that BlackRock had no present intention to alter any applicable expense waivers or reimbursements that were currently in effect and, while it reserved the right to do so in the future, it would seek the approval of the Board before making any changes;

* that in connection with the Transaction, Merrill Lynch and BlackRock had agreed to conduct, and use reasonable best efforts to cause their respective affiliates to conduct, their respective businesses in compliance with the conditions of Section 15(f) of the Investment Company Act of 1940 (the "1940 Act") in relation to any public funds advised by BlackRock or the Previous Investment Adviser (or affiliates), respectively; and

* that Merrill Lynch and BlackRock would derive benefits from the Transaction and that, as a result, they had a financial interest in the matters being considered that was different from that of Fund shareholders.



BLACKROCK FLOATING RATE INCOME STRATEGIES FUND, INC.            AUGUST 31, 2006



The directors considered the information provided by Merrill Lynch and BlackRock above, and, among other factors, the following:

* the potential benefits to Fund shareholders from being part of a combined fund family with BlackRock-sponsored funds, including possible economies of scale and access to investment opportunities;

* the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of New BlackRock;

*  the compliance policies and procedures of BlackRock Advisors;

* the terms and conditions of the BlackRock Investment Advisory Agreement, including the fact that the schedule of the Fund's total advisory fees would not increase under the BlackRock Investment Advisory Agreement, but would remain the same;

* that in February 2006, the Board had performed a full annual review of the Previous Investment Advisory Agreement, as required by the 1940 Act, and had determined that the Previous Investment Adviser had the capabilities, resources and personnel necessary to provide the advisory and administrative services that were then being provided to the Fund; and that the advisory and/or management fees paid by the Fund, taking into account any applicable agreed-upon fee waivers and breakpoints, had represented reasonable compensation to the Previous Investment Adviser in light of the services provided, the costs to the Previous Investment Adviser of providing those services, economies of scale, the fees and other expenses paid by similar funds (including information provided by Lipper Inc. ["Lipper"]), and such other matters as the directors had considered relevant in the exercise of their reasonable judgment; and

* that Merrill Lynch had agreed to pay all expenses of the Fund in connection with the Board's consideration of the BlackRock Investment Advisory Agreement and related agreements and all costs of shareholder approval of the BlackRock Investment Advisory Agreement and as a result the Fund would bear no costs in obtaining shareholder approval of the BlackRock Investment Advisory Agreement.

Certain of these considerations are discussed in more detail below.

In its review of the BlackRock Investment Advisory Agreement, the Board assessed the nature, quality and scope of the services to be provided to the Fund by the personnel of BlackRock Advisors and its affiliates, including administrative services, shareholder services, oversight of fund accounting and assistance in meeting legal and regulatory requirements. In its review of the BlackRock Investment Advisory Agreement, the Board also considered a range of information in connection with its oversight of the services to be provided by BlackRock Advisors and its affiliates. Among the matters considered were:
(a) fees (in addition to management fees) to be paid to BlackRock Advisors and its affiliates by the Fund; (b) Fund operating expenses paid to third parties;
(c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and BlackRock Advisors' compliance policies and procedures; and
(d) the nature, cost and character of non-investment management services to be provided by BlackRock Advisors and its affiliates.

In the period prior to the Board meeting to consider renewal of the Previous Investment Advisory Agreement, the Board had requested and received materials specifically relating to the Previous Investment Advisory Agreement. These materials included (a) information compiled by Lipper on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) information comparing the Fund's market price with its net asset value per share; (c) a discussion by the Fund's portfolio management team on investment strategies used by the Fund during its most recent fiscal year; (d) information on the profitability to the Previous Investment Adviser of the Previous Investment Advisory Agreement and other payments received by the Previous Investment Adviser and its affiliates from the Fund; and (e) information provided by the Previous Investment Adviser concerning services related to the valuation and pricing of Fund portfolio holdings, the Fund's portfolio turnover statistics, and direct and indirect benefits to the Previous Investment Adviser and its affiliates from their relationship with the Fund.



BLACKROCK FLOATING RATE INCOME STRATEGIES FUND, INC.            AUGUST 31, 2006



Disclosure of New Investment Advisory Agreement (continued)


In their deliberations, the directors considered information received in connection with their most recent approval of the continuance of the Previous Investment Advisory Agreement, in addition to information provided by BlackRock and BlackRock Advisors in connection with their evaluation of the terms and conditions of the BlackRock Investment Advisory Agreement. The directors did not identify any particular information that was all-important or controlling, and each director attributed different weights to the various factors. The directors, including a majority of the independent directors, concluded that the terms of the BlackRock Investment Advisory Agreement are appropriate, that the fees to be paid are reasonable in light of the services to be provided to the Fund, and that the BlackRock Investment Advisory Agreement should be approved and recommended to Fund shareholders.

Nature, Quality and Extent of Services Provided--The Board reviewed the nature, quality and extent of services provided by the Previous Investment Adviser, including the investment advisory services and the resulting performance of the Fund, as well as the nature, quality and extent of services expected to be provided by BlackRock Advisors. The Board focused primarily on the Previous Investment Adviser's investment advisory services and the Fund's investment performance, but also considered certain areas in which both the Previous Investment Adviser and the Fund received services as part of the Merrill Lynch complex. The Board compared the Fund's performance - both including and excluding the effects of fees and expenses - to the performance of a comparable group of funds, and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Previous Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years.

In evaluating the nature, quality and extent of the services to be provided by BlackRock Advisors under the BlackRock Investment Advisory Agreement, the directors considered, among other things, the expected impact of the Transaction on the operations, facilities, organization and personnel of New BlackRock and how it would affect the Fund; the ability of BlackRock Advisors to perform its duties after the Transaction; and any anticipated changes to the current investment and other practices of the Fund. The directors considered BlackRock's advice as to proposed changes in portfolio management personnel of the Fund after the closing of the Transaction.

The directors were given information with respect to the potential benefits to the Fund and its shareholders from having access to BlackRock's state of the art technology and risk management analytic tools, including the investment tools provided under the BlackRock Solutions brand name.

The directors were advised that, as a result of Merrill Lynch's equity interest in BlackRock after the Transaction, the Fund would continue to be subject to restrictions concerning certain transactions involving Merrill Lynch affiliates (for example, transactions with a Merrill Lynch broker-dealer acting as principal) absent revised or new regulatory relief. The directors were advised that a revision of existing regulatory relief with respect to these restrictions was being sought from the Securities and Exchange Commission and were advised of the possibility of receipt of such revised regulatory relief.

Based on their review of the materials provided and the assurances they had received from the management of Merrill Lynch and of BlackRock, the directors determined that the nature and quality of services to be provided to the Fund under the BlackRock Investment Advisory Agreement were expected to be as good as or better than that provided under the Previous Investment Advisory Agreement. It was noted, however, that changes in personnel were expected to follow the Transaction and the combination of the operations of the Previous Investment Adviser and its affiliates with those of BlackRock. The directors noted that if portfolio managers or other personnel were to cease to be available prior to the closing of the Transaction, the Board would consider all available options, including seeking the investment advisory or other services of BlackRock affiliates. Accordingly, the directors concluded that, overall, they were satisfied at the present time with assurances from BlackRock and BlackRock Advisors as to the expected nature, quality and extent of the services to be provided to the Fund under the BlackRock Investment Advisory Agreement.

Costs of Services Provided and Profitability--It was noted that, in conjunction with the recent review of the Previous Investment Advisory Agreement, the directors had received, among other things, a report from Lipper comparing the Fund's fees and expenses to those of a peer group selected by Lipper, and information as to the fees charged by the Previous Investment Adviser or its affiliates to other registered investment company clients for investment management services. The Board reviewed the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels - the actual rate includes advisory fees and the effects of any fee waivers - compared to the other funds in its Lipper category. They also compared the Fund's total expenses to those of other comparable funds. The information showed that the Fund had fees and expenses within the range of fees and expenses of comparable funds. The Board considered the services to be provided by and the fees to be charged by BlackRock Advisors to other funds with similar investment mandates and noted that the fees charged by BlackRock Advisors in those cases, including fee waivers and expense reimbursements, were generally comparable to those being charged to the Fund. The Board also noted that, as a general matter, according to the information provided by BlackRock, fees charged to institutional clients were lower than the fees charged to the Fund, but BlackRock Advisors provided less extensive services to such clients. The Board concluded that the Fund's management fee and fee rate and overall expense ratio are reasonable compared to those of other comparable funds.



BLACKROCK FLOATING RATE INCOME STRATEGIES FUND, INC.            AUGUST 31, 2006



In evaluating the costs of the services to be provided by BlackRock Advisors under the BlackRock Investment Advisory Agreement, the directors considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the fact that the BlackRock Investment Advisory Agreement is substantially similar to the Previous Investment Advisory Agreement in all material respects, including the rate of compensation, the directors determined that the Transaction should not increase the total fees payable, including any fee waivers and expense reimbursements, for advisory and administrative services. The directors noted that it was not possible to predict how the Transaction would affect BlackRock Advisors' profitability from its relationship with the Fund.

The directors discussed with BlackRock Advisors its general methodology to be used in determining its profitability with respect to its relationship with the Fund. The directors noted that they expect to receive profitability information from BlackRock Advisors on at least an annual basis and thus be in a position to evaluate whether any adjustments in Fund fees and/or fee breakpoints would be appropriate.

Fees and Economies of Scale--The Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. The Board determined that changes were not currently necessary.

In reviewing the Transaction, the directors considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on the fact that the BlackRock Investment Advisory Agreement is substantially similar to the Previous Investment Advisory Agreement in all material respects, including the rate of compensation, the directors determined that as a result of the Transaction, the Fund's total advisory fees would be no higher than the fees under the Previous Investment Advisory Agreement. The directors noted that in conjunction with their most recent deliberations concerning the Previous Investment Advisory Agreement, they had determined that the total fees for advisory and administrative services for the Fund were reasonable in light of the services provided. It was noted that in conjunction with the recent review of the Previous Investment Advisory Agreement, the directors had received, among other things, a report from Lipper comparing the Fund's fees, expenses and performance to those of a peer group selected by Lipper, and information as to the fees charged by the Previous Investment Adviser or its affiliates to other registered investment company clients for investment management services. The directors concluded that because the rates for advisory fees for the Fund would be no higher than the fee rates in effect at the time, the proposed management fee structure, including any fee waivers, was reasonable and that no additional changes were currently necessary.

Fall-Out Benefits--In evaluating the fall-out benefits to be received by BlackRock Advisors under the BlackRock Investment Advisory Agreement, the directors considered whether BlackRock Advisors would experience such benefits to the same extent that the Previous Investment Adviser was experiencing such benefits under the Previous Investment Advisory Agreement. Based on their review of the materials provided, including materials received in connection with their most recent approval of the continuance of the Previous Investment Advisory Agreement, and their discussions with management of the Previous Investment Adviser and BlackRock, the directors determined that BlackRock Advisors' fall-out benefits could include increased ability for BlackRock to distribute shares of its funds and other investment products. The directors noted that any fall-out benefits were difficult to quantify with certainty at this time, and indicated that they would continue to evaluate them going forward.



BLACKROCK FLOATING RATE INCOME STRATEGIES FUND, INC.            AUGUST 31, 2006



Disclosure of New Investment Advisory Agreement (concluded)


Investment Performance--The directors considered investment performance for the Fund. The directors compared the Fund's performance - both including and excluding the effects of fees and expenses - to the performance of a comparable group of funds, and the performance of a relevant index or combination of indexes. The comparative information received from Lipper showed Fund performance at various levels within the range of performance of comparable funds over different time periods. While the Board reviews performance data at least quarterly, consistent with the Previous Investment Adviser's investment goals, the Board attaches more importance over relatively long periods of time, typically three to five years. The directors believed the Fund's performance was satisfactory. Also, the directors took into account the investment performance of funds advised by BlackRock Advisors. The Board considered comparative information from Lipper which showed that the performance of the funds advised by BlackRock Advisors was within the range of performance of comparable funds over different time periods. The Board also noted that, following the close of the Transaction, BlackRock Advisors intended to implement steps to seek to improve the investment performance of the Fund, including changes in the portfolio management personnel. The Board noted BlackRock's considerable investment management experience and capabilities, but was unable to predict what effect, if any, consummation of the Transaction would have on the future performance of the Fund.

Conclusion--After the independent directors of the Fund deliberated in executive session, the entire Board, including the independent directors, approved the BlackRock Investment Advisory Agreement, concluding that the advisory fee rate was reasonable in relation to the services provided and that the BlackRock Investment Advisory Agreement was in the best interests of the shareholders. In approving the BlackRock Investment Advisory Agreement, the Board noted that it anticipated reviewing the continuance of the agreement in advance of the expiration of the initial two-year period.


New BlackRock Sub-Advisory Agreement--Matters Considered by the Board

At an in-person meeting held on August 14 - 16, 2006, the Board of Directors, including the independent directors, discussed and approved the sub-advisory agreement (the "BlackRock Sub-Advisory Agreement") between BlackRock Advisors and its affiliate, BlackRock Financial Management, Inc. (the "Sub-Adviser"). The BlackRock Sub-Advisory Agreement became effective on September 29, 2006, at the same time the BlackRock Investment Advisory Agreement became effective.

Pursuant to the BlackRock Sub-Advisory Agreement, the Sub-Adviser receives a monthly fee from BlackRock Advisors equal to 59% of the advisory fee received by BlackRock Advisors from the Fund. BlackRock Advisors pays the Sub-Adviser out of its own resources, and there is no increase in Fund expenses as a result of the BlackRock Sub-Advisory Agreement.

In approving the BlackRock Sub-Advisory Agreement at the August in-person meeting, the Board reviewed its considerations in connection with its approval of BlackRock Investment Advisory Agreement in May 2006. The Board relied on the same information and considered the same factors as those discussed above in connection with the approval of the BlackRock Investment Advisory Agreement, and came to the same conclusions. In reviewing the sub-advisory fee rate provided in the BlackRock Sub-Advisory Agreement, the Board noted the fact that both BlackRock Advisors and the Sub-Adviser have significant responsibilities under their respective advisory agreements. BlackRock Advisors remains responsible for oversight of the Fund's operations and administration, and the Sub-Adviser provides advisory services to the Fund and is responsible for the day-to-day management of the Fund's portfolio under the BlackRock Sub-Advisory Agreement. The Board also took into account the fact that there is no increase in total advisory fees paid by the Fund as a result of the BlackRock Sub-Advisory Agreement. Under all of the circumstances, the Board concluded that it was a reasonable allocation of fees for the Sub-Adviser to receive 59% of the advisory fee paid by the Fund to BlackRock Advisors.

After the independent directors deliberated in executive session, the entire Board, including the independent directors, approved the BlackRock Sub-Advisory Agreement, concluding that the sub-advisory fee was reasonable in relation to the services provided and that the Sub-Advisory Agreement was in the best interests of shareholders.



Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



BLACKROCK FLOATING RATE INCOME STRATEGIES FUND, INC.            AUGUST 31, 2006



Fund Certification


In September 2006, the Fund filed its Chief Executive Officer Certification for the prior year with the New York Stock Exchange pursuant to Section 303A. 12(a) of the New York Stock Exchange Corporate Governance Listing Standards.

The Fund's Chief Executive Officer and Chief Financial Officer Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Fund's Form N-CSR and are available on the Securities and Exchange Commission's Web site at http://www.sec.gov.



Important Tax Information


The following information is provided with respect to the ordinary income distributions paid monthly by BlackRock Floating Rate Income Strategies Fund, Inc. for the fiscal year ended August 31, 2006:

Interest-Related Dividends for Non-U.S. Residents

Month Paid:       October 2005                              30.70%*
                  November 2005 - January 2006              89.12%*
                  February 2006 - August 2006               84.91%*

 * Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.



Officers and Directors
                                                                                               Number of
                                                                                               Portfolios in   Other Public
                        Position(s)  Length of                                                 Fund Complex    Directorships
                        Held with    Time                                                      Overseen by     Held by
Name, Address & Age     Fund         Served   Principal Occupation(s) During Past 5 Years      Director        Director
Interested Director


Robert C. Doll, Jr.*    President    2005 to  Vice Chairman and Director of BlackRock, and     129 Funds       None
P.O. Box 9011           and          present  Global Chief Investment Officer for Equities,    174 Portfolios
Princeton,              Director              Chairman of the BlackRock Private Client
NJ 08543-9011                                 Operating Committee, and member of the
Age: 52                                       BlackRock Executive Committee since 2006;
                                              President of the Funds advised by Merrill Lynch
                                              Investment Managers ("MLIM") and its affiliates
                                              ("MLIM/FAM-advised funds") from 2005 to
                                              2006 and Chief Investment Officer thereof from
                                              2001 to 2006; President of MLIM and Fund Asset
                                              Management, L.P. ("FAM") from 2001 to 2006;
                                              Co-Head (Americas Region) thereof from 2000
                                              to 2001 and Senior Vice President from 1999 to
                                              2001; President and Director of Princeton Services,
                                              Inc. ("Princeton Services") since 2001; President
                                              of Princeton Administrators, L.P. ("Princeton
                                              Administrators") from 2001 to 2006; Chief
                                              Investment Officer of OppenheimerFunds, Inc.
                                              in 1999 and Executive Vice President thereof
                                              from 1991 to 1999.



 * Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which BlackRock acts as investment adviser. Mr. Doll is an "interested person," as defined in the Investment Company Act, of the Fund based on his current and former positions with BlackRock, Inc. and its affiliates.
   Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Doll serves at the pleasure of the Board of Directors.


BLACKROCK FLOATING RATE INCOME STRATEGIES FUND, INC.            AUGUST 31, 2006


Officers and Directors (continued)
                                                                                               Number of
                                                                                               Portfolios in   Other Public
                        Position(s)  Length of                                                 Fund Complex    Directorships
                        Held with    Time                                                      Overseen by     Held by
Name, Address & Age     Fund         Served   Principal Occupation(s) During Past 5 Years      Director        Director
Independent Directors*


Ronald W. Forbes**      Director     2003 to  Professor Emeritus of Finance, School of         49 Funds        None
P.O. Box 9095                        present  Business, State University of New York at        51 Portfolios
Princeton,                                    Albany since 2000 and Professor thereof from
NJ 08543-9095                                 1989 to 2000; International Consultant, Urban
Age: 65                                       Institute, Washington, D.C. from 1995 to 1999.


Cynthia A. Montgomery   Director     2003 to  Professor, Harvard Business School since 1989;   49 Funds        Newell
P.O. Box 9095                        present  Associate Professor, J.L. Kellogg Graduate       51 Portfolios   Rubbermaid, Inc.
Princeton,                                    School of Management, Northwestern University                    (manufacturing)
NJ 08543-9095                                 from 1985 to 1989; Associate Professor, Graduate
Age: 54                                       School of Business Administration, University of
                                              Michigan from 1979 to 1985; Director, Harvard
                                              Business School Publishing since 2005; Director,
                                              McLean Hospital since 2005.


Jean Margo Reid         Director     2004 to  Self-employed consultant since 2001; Counsel     49 Funds        None
P.O. Box 9095                        present  of Alliance Capital Management (investment       51 Portfolios
Princeton,                                    adviser) in 2000; General Counsel, Director and
NJ 08543-9095                                 Secretary of Sanford C. Bernstein & Co., Inc.
Age: 61                                       (investment adviser/broker-dealer) from 1997 to
                                              2000; Secretary, Sanford C. Bernstein Fund, Inc.
                                              from 1994 to 2000; Director and Secretary of SCB,
                                              Inc. since 1998; Director and Secretary of SCB
                                              Partners, Inc. since 2000; and Director of Covenant
                                              House from 2001 to 2004.


Roscoe S. Suddarth      Director     2003 to  President, Middle East Institute, from 1995      49 Funds        None
P.O. Box 9095                        present  to 2001; Foreign Service Officer, United States  51 Portfolios
Princeton,                                    Foreign Service, from 1961 to 1995 and Career
NJ 08543-9095                                 Minister from 1989 to 1995; Deputy Inspector
Age: 71                                       General, U.S. Department of State, from 1991
                                              to 1994; U.S. Ambassador to the Hashemite
                                              Kingdom of Jordan from 1987 to 1990.


Richard R. West         Director     2003 to  Professor of Finance from 1984 to 1995, Dean     49 Funds        Bowne & Co.,
P.O. Box 9095                        present  from 1984 to 1993 and since 1995 Dean            51 Portfolios   Inc. (financial
Princeton,                                    Emeritus of New York University's Leonard N.                     printers);
NJ 08543-9095                                 Stern School of Business Administration.                         Vornado Realty
Age: 68                                                                                                        Trust (real estate
                                                                                                               company);
                                                                                                               Alexander's, Inc.
                                                                                                               (real estate
                                                                                                               company)


Edward D. Zinbarg       Director     2003 to  Self-employed financial consultant since 1994;   49 Funds        None
P.O. Box 9095                        present  Executive Vice President of the Prudential       51 Portfolios
Princeton,                                    Insurance Company of America from 1988 to
NJ 08543-9095                                 1994; Former Director of Prudential Reinsurance
Age: 71                                       Company and former Trustee of the Prudential
                                              Foundation.


 * Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

** Chairman of the Board of Directors and the Audit Committee.


BLACKROCK FLOATING RATE INCOME STRATEGIES FUND, INC.            AUGUST 31, 2006


Officers and Directors (concluded)

                        Position(s)  Length of
                        Held with    Time
Name, Address & Age     Fund         Served   Principal Occupation(s) During Past 5 Years
Fund Officers*


Donald C. Burke         Vice         2003 to  Managing Director of BlackRock since 2006; Managing Director of MLIM and FAM
P.O. Box 9011           President    present  from 2005 to 2006 and Treasurer thereof from 1999 to 2006; First Vice President
Princeton,              and                   of MLIM and FAM from 1997 to 2005; Senior Vice President and Treasurer of Princeton
NJ 08543-9011           Treasurer             Services from 1999 to 2006 and Director from 2004 to 2006; Vice President of FAM
Age: 46                                       Distributors, Inc. ("FAMD") from 1999 to 2006 and Director from 2004 to 2006; Vice
                                              President of MLIM and FAM from 1990 to 1997; Director of Taxation of MLIM from
                                              1990 to 2001; Vice President, Treasurer and Secretary of the IQ Funds from 2004 to 2006.


Jaimin J. Patel         Vice         2003 to  Director of BlackRock since 2006; Director (Global Fixed Income) of MLIM from
P.O. Box 9011           President    present  2005 to 2006; Vice President of MLIM from 2000 to 2005; Vice President at Chase
Princeton,                                    Securities, Inc. from 1993 to 2000.
NJ 08543-9011
Age: 47


Jeffrey Hiller          Fund         2004 to  Managing Director of BlackRock and Fund Chief Compliance Officer since 2006;
P.O. Box 9011           Chief        present  Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President
Princeton,              Compliance            and Chief Compliance Officer of MLIM (Americas Region) from 2004 to 2006; Chief
NJ 08543-9011           Officer               Compliance Officer of the IQ Funds since 2004; Global Director of Compliance
Age: 55                                       at Morgan Stanley Investment Management from 2002 to 2004; Managing Director and
                                              Global Director of Compliance at Citigroup Asset Management from 2000 to 2002;
                                              Chief Compliance Officer at Soros Fund Management in 2000; Chief Compliance Officer
                                              at Prudential Financial from 1995 to 2000; Senior Counsel in the Securities and
                                              Exchange Commission's Division of Enforcement in Washington, D.C. from 1990 to 1995.


Alice A. Pellegrino     Secretary    2004 to  Director of BlackRock since 2006; Director (Legal Advisory) of MLIM from 2002 to
P.O. Box 9011                        present  2006; Vice President of MLIM from 1999 to 2002; Attorney associated with MLIM from
Princeton,                                    1997 to 2006; Secretary of MLIM, FAM, FAMD and Princeton Services from 2004
NJ 08543-9011                                 to 2006.
Age: 46


* Officers of the Fund serve at the pleasure of the Board of Directors.


Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101


Transfer Agents
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-3010


NYSE Symbol
FRA



Announcement of Annual Stockholders Meeting


The Fund has determined that its annual stockholders meeting originally scheduled to be held in January 2007 will be postponed until and will be held in June 2007. Proposals of stockholders intended to be presented at the meeting must be received by the Fund by January 15, 2007 for inclusion in the Fund's proxy statement and form of proxy for that meeting. The by-laws of the Fund generally require that advance notice be given to the Fund in the event a stockholder desires to transact any business from the floor at an annual meeting of stockholders. Notice of any such business must be in writing and received at the Fund's principal executive office by May 1, 2007. Written proposals and notices should be sent to the Secretary of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536.



Electronic Delivery


Electronic copies of most financial reports and prospectuses are available on the Fund's Web site. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.


BLACKROCK FLOATING RATE INCOME STRATEGIES FUND, INC.            AUGUST 31, 2006


Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Ronald W. Forbes, (2) Richard R. West, and (3) Edward D. Zinbarg.

Item 4 -   Principal Accountant Fees and Services

           (a) Audit Fees -       Fiscal Year Ending August 31, 2006 - $39,900
                                  Fiscal Year Ending August 31, 2005 - $38,000

           (b) Audit-Related Fees -
                                  Fiscal Year Ending August 31, 2006 - $8,000
                                  Fiscal Year Ending August 31, 2005 - $0

           The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

           (c) Tax Fees -         Fiscal Year Ending August 31, 2006 - $6,000
                                  Fiscal Year Ending August 31, 2005 - $7,900

           The nature of the services include tax compliance, tax advice and tax planning.

           (d) All Other Fees -   Fiscal Year Ending August 31, 2006 - $0
                                  Fiscal Year Ending August 31, 2005 - $0

           (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

           (e)(2)  0%

           (f) Not Applicable

           (g) Fiscal Year Ending August 31, 2006 - $3,098,500
               Fiscal Year Ending August 31, 2005 - $7,377,027

           (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

           Regulation S-X Rule 2-01(c)(7)(ii) - $1,739,500, 0%

Item 5 - Audit Committee of Listed Registrants - The following individuals are members of the registrant's separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)):

           Ronald W. Forbes
           Cynthia A. Montgomery
           Jean Margo Reid
           Roscoe S. Suddarth
           Richard R. West
           Edward D. Zinbarg

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies -

           Proxy Voting Policies and Procedures

           Each Fund's Board of Directors/Trustees has delegated to Merrill Lynch Investment Managers, L.P. and/or Fund Asset Management, L.P. (the "Investment Adviser") authority to vote all proxies relating to the Fund's portfolio securities. The Investment Adviser has adopted policies and procedures ("Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that the Investment Adviser considers the interests of its clients, including the Funds, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser's interest and those of the Investment Adviser's clients are properly addressed and resolved.

           In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the "Committee"). The Committee is comprised of the Investment Adviser's Chief Investment Officer (the "CIO"), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Investment Adviser's Legal department appointed by the Investment Adviser's General Counsel. The Committee's membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

           The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

           To assist the Investment Adviser in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

           The Investment Adviser's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an "Affiliate"), or a money management or other client of the Investment Adviser (each, a "Client") is involved. The Proxy Voting Procedures and the Investment Adviser's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser's clients.

           In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser's normal voting guidelines or, on matters where the Investment Adviser's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Investment Adviser's fiduciary duties

           In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

           The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

* Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

* Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

* Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

* Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

* Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

* Routine proposals related to requests regarding the formalities of corporate meetings.

* Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act envisions will be approved directly by shareholders.

* Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - as of October 2, 2006.

           (a)(1) The Fund is managed by a team of investment professionals that is responsible for the day-to-day management of the Fund's portfolio. The lead members of this team are Mark J. Williams, Managing Director at BlackRock, and Kevin J. Booth, Managing Director at BlackRock. Mr. Williams and Mr. Booth each has been a portfolio manager of the Fund since 2006. Mr. Williams is responsible for setting the Fund's overall investment strategy and overseeing the management of the Fund. Mr. Booth is responsible for the day-to-day management of the Fund's portfolio and the selection of its investments.

           Mr. Williams is the head of BlackRock's bank loan group and a member of the Investment Strategy Group. His primary responsibility is originating and evaluating bank loan investments for the firm's collateralized bond obligations. He is also involved in the evaluation and sourcing of mezzanine investments. Prior to joining BlackRock in 1998, Mr. Williams spent eight years with PNC Bank's New York office and was a founding member of the bank's Leveraged Finance Group. In that capacity he was responsible for structuring proprietary middle market leveraged deals and sourcing and evaluating broadly syndicated leveraged loans in the primary and secondary markets for PNC Bank's investment portfolio. From 1984 until 1990, Mr. Williams worked in PNC Bank's Philadelphia office in a variety of marketing and corporate finance positions.

           Mr. Booth is a member of BlackRock's bank loan group. He joined BlackRock in 2006. Prior to joining BlackRock, Mr. Booth was a Managing Director (Global Fixed Income) of Merrill Lynch Investment Managers, L.P. ("MLIM") since 2006 and a member of MLIM's bank loan group from 2000 to 2006. He was a Director of MLIM from 2000 to 2006 and was a Vice President of MLIM from 1994 to 2000. He has been portfolio manager with BlackRock or MLIM since 2000.

           (a)(2)As of October 2, 2006:

                                                                         (iii) Number of Other Accounts and
                  (ii) Number of Other Accounts Managed                   Assets for Which Advisory Fee is
                        and Assets by Account Type                               Performance-Based

                           Other                                             Other
   (i) Name of           Registered       Other Pooled                     Registered      Other Pooled
   Portfolio             Investment        Investment         Other        Investment       Investment           Other
   Manager               Companies          Vehicles         Accounts      Companies         Vehicles           Accounts
   Kevin J. Booth                   7                 5                1           0                 2                 0
                      $ 3,050,805,567   $ 2,357,557,822   $   25,390,431    $      0   $   587,029,626   $             0

   Mark Williams                    9                17                7           0                10                 4
                      $ 4,194,527,595   $ 6,368,469,951   $1,222,718,181    $      0   $ 2,908,136,350   $ 1,030,000,000

           (iv) Potential Material Conflicts of Interest


           BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock's (or its affiliates') officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Fund. In this connection, it should be noted that certain portfolio managers currently manage certain accounts that are subject to performance fees. In addition, certain portfolio managers assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

           As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

           (a)(3) As of October 2, 2006:

       BlackRock has adopted the compensation program utilized by MLIM for the remainder of 2006 with respect to Mr. Booth.

       Portfolio Manager Compensation

       The Portfolio Manager Compensation Program of BlackRock and its affiliates, including the Investment Adviser, is critical to BlackRock's ability to attract and retain the most talented asset management
professionals.   This program ensures that compensation is aligned with
maximizing investment returns and it provides a competitive pay opportunity for competitive performance.

       Compensation Program

       The elements of total compensation for certain BlackRock and its affiliates portfolio managers are a fixed base salary, annual performance-based cash and stock compensation (cash and stock bonus) and other benefits. BlackRock has balanced these components of pay to provide portfolio managers with a powerful incentive to achieve consistently superior investment performance. By design, portfolio manager compensation levels fluctuate--both up and down--with the relative investment performance of the portfolios that they manage.

       Base Salary

       Under the BlackRock approach, like that of many asset management firms, base salaries represent a relatively small portion of a portfolio manager's total compensation. This approach serves to enhance the motivational value of the performance-based (and therefore variable) compensation elements of the compensation program.

       Performance-Based Compensation

       BlackRock believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent. To that end, certain BlackRock and its affiliates portfolio manager incentive compensation is based on a formulaic compensation program. BlackRock's formulaic portfolio manager compensation program includes: investment performance relative to the CSFB Leveraged Loan Index over 1-, 3- and 5-year performance periods and a measure of operational efficiency. Portfolio managers are compensated based on the pre-tax performance of the products they manage. If a portfolio manager's tenure is less than 5 years, performance periods will reflect time in position. Portfolio managers are compensated based on products they manage. A discretionary element of portfolio manager compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, supervision, technology and innovation. All factors are considered collectively by BlackRock management.

       Cash Bonus

       Performance-based compensation is distributed to portfolio managers in a combination of cash and stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for portfolio managers.

       Stock Bonus

       A portion of the dollar value of the total annual performance-based bonus is paid in restricted shares of BlackRock stock. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year "at risk" based on the company's ability to sustain and improve its performance over future periods. The ultimate value of stock bonuses is dependent on future BlackRock stock price performance. As such, the stock bonus aligns each portfolio manager's financial interests with those of the BlackRock shareholders and encourages a balance between short-term goals and long-term strategic objectives. Management strongly believes that providing a significant portion of competitive performance-based compensation in stock is in the best interests of investors and shareholders. This approach ensures that portfolio managers participate as shareholders in both the "downside risk" and "upside opportunity" of the company's performance. Portfolio managers therefore have a direct incentive to protect BlackRock's reputation for integrity.

       Other Compensation Programs

       Portfolio managers who meet relative investment performance and financial management objectives during a performance year are eligible to participate in a deferred cash program. Awards under this program are in the form of deferred cash that may be benchmarked to a menu of certain BlackRock mutual funds (including their own fund) during a five-year vesting period. The deferred cash program aligns the interests of participating portfolio managers with the investment results of BlackRock products and promotes continuity of successful portfolio management teams.

       Other Benefits

       Portfolio managers are also eligible to participate in broad-based plans offered generally to employees of BlackRock and its affiliates, including broad-based retirement, 401(k), health, and other employee benefit plans.

With respect to Mr. Williams, the following compensation structure applies:

BlackRock Portfolio Manager Compensation

           BlackRock's financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.

           Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm.

           Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus as well as one or more of the following:

           Long-Term Retention and Incentive Plan ("LTIP")--The LTIP is a long-term incentive plan that seeks to reward certain key employees. The plan provides for the grant of awards that are expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in cash and/or in BlackRock, Inc. common stock.

           Deferred Compensation Program--A portion of the compensation paid to each portfolio manager may be voluntarily deferred by the portfolio manager into an account that tracks the performance of certain of the firm's investment products. Each portfolio manager is permitted to allocate his deferred amounts among various options, including to certain of the firm's hedge funds and other unregistered products. In addition, prior to 2005, a portion of the annual compensation of certain senior managers was mandatorily deferred in a similar manner for a number of years. Beginning in 2005, a portion of the annual compensation of certain senior managers is paid in the form of BlackRock, Inc. restricted stock units which vest ratably over a number of years.

           Options and Restricted Stock Awards--While incentive stock options are not currently being awarded to BlackRock employees, BlackRock, Inc. previously granted stock options to key employees, including certain portfolio managers who may still hold unexercised or unvested options. BlackRock, Inc. also has a restricted stock award program designed to reward certain key employees as an incentive to contribute to the long-term success of BlackRock. These awards vest over a period of years.

           Incentive Savings Plans--The PNC Financial Services Group, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including an Employee Stock Purchase Plan ("ESPP") and a 401(k) plan. The 401(k) plan may involve a company match of the employee's contribution of up to 6% of the employee's salary. The company match is made using BlackRock, Inc. common stock. The firm's 401(k) plan offers a range of investment options, including registered investment companies managed by the firm. Each portfolio manager is eligible to participate in these plans.

           Annual incentive compensation for each portfolio manager is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager's group within BlackRock, the investment performance, including risk-adjusted returns, of the firm's assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual's teamwork and contribution to the overall performance of these portfolios and BlackRock. Unlike many other firms, portfolio managers at BlackRock compete against benchmarks rather than each other. In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts are measured. A group of BlackRock, Inc.'s officers determines the benchmarks against which to compare the performance of funds and other accounts managed by each portfolio manager. With respect to Mr. Williams, such benchmarks will include the CSFB Leveraged Loan Index.

           The group of BlackRock, Inc.'s officers then makes a subjective determination with respect to the portfolio manager's compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks. Senior portfolio managers who perform additional management functions within BlackRock may receive additional compensation for serving in these other capacities.

           (a)(4) Beneficial Ownership of Securities.   As of October 2, 2006,
                  Mr. Booth nor Mr. Williams beneficially owns any stock issued by the Fund.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - The
           registrant's Nominating Committee will consider nominees to the Board recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and sets forth the qualifications of the proposed nominee to the registrant's Secretary. There have been no material changes to these procedures.

Item 11 -  Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act
           (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


BlackRock Floating Rate Income Strategies Fund, Inc.


By:    /s/ Robert C. Doll, Jr.
       -----------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       BlackRock Floating Rate Income Strategies Fund, Inc.


Date: October 19, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    /s/ Robert C. Doll, Jr.
       -----------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       BlackRock Floating Rate Income Strategies Fund, Inc.


Date: October 19, 2006


By:    /s/ Donald C. Burke
       -----------------------
       Donald C. Burke,
       Chief Financial Officer of
       BlackRock Floating Rate Income Strategies Fund, Inc.


Date: October 19, 2006